UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )

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☒           Definitive Proxy Statement

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☐           Soliciting Material Pursuant to § 240.14a-12

The LGL Group, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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THE LGL GROUP, INC.
2525 Shader Road
Orlando, Florida 32804
____________________________

NOTICE OF THE 2011 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON AUGUST 4, 2011

July 7, 2011

To the Stockholders of The LGL Group, Inc.:

The 2011 Annual Meeting of Stockholders (the “2011 Annual Meeting”) of The LGL Group, Inc., a Delaware corporation, will be held at The Union League Club, 38 East 37th Street, New York, New York 10016, on Thursday, August 4, 2011, at 9:00 a.m., local time, for the following purposes:

1.	To elect eight directors to serve until the 2012 Annual Meeting of Stockholders and until their successors are duly elected and qualify;

2.	To adopt and approve the 2011 Incentive Plan;

3.	To ratify the appointment of McGladrey & Pullen LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2011; and

4.	To transact such other business as may properly come before the 2011 Annual Meeting or any adjournments thereof.

Information relating to the above matters is set forth in the attached Proxy Statement.  As determined by the Board of Directors, only stockholders of record at the close of business on June 23, 2011 are entitled to receive notice of, and to vote at, the 2011 Annual Meeting and any adjournments thereof.

Your vote is extremely important, regardless of the number of shares that you own.  Whether or not you plan to attend the 2011 Annual Meeting, we ask that you promptly sign, date and return the enclosed proxy card or voting instruction card in the envelope provided, or submit your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.

By Order of the Board of Directors

R. LaDuane Clifton
Secretary

Important Notice Regarding the Availability of Proxy Materials for The LGL Group, Inc. 2011 Annual Meeting of Stockholders to be Held on August 4, 2011.

The Proxy Statement and 2010 Annual Report are available at www.lglgroupproxy.com

TABLE OF CONTENTS

Questions and Answers About the Annual Meeting and Voting	1
Security Ownership of Certain Beneficial Owners and Management	6
Proposal No. 1 – Election of Directors	7
Corporate Governance	9
Director Independence	9
Board and Committee Meetings	9
Board Committees	9
Director Nominations	10
Board Leadership Structure	10
Board Role in Oversight	10
Stockholder Communications	10
Code of Ethics	10
Report of the Audit Committee	11
Executive Compensation	12
Compensation Discussion and Analysis	12
Compensation Committee Report	14
Summary Compensation Table	14
Employment Agreements	14
Outstanding Equity Awards at Fiscal-Year End	14
Director Compensation	15
Proposal No. 2 – Adoption and Approval of the 2011 Incentive Plan	16
Proposal No. 3 – Ratification of Appointment of Independent Registered Public Accounting Firm	19
Stockholder Proposals	21
Proxy Solicitation	21
Annual Report	21

Annex A – 2011 Incentive Plan

THE LGL GROUP, INC.
2525 Shader Road
Orlando, Florida 32804

PROXY STATEMENT

This Proxy Statement is furnished by the Board of Directors (the “Board”) of The LGL Group, Inc. in connection with the solicitation of proxies for use at the 2011 Annual Meeting of Stockholders (the “2011 Annual Meeting”) to be held at The Union League Club, 38 East 37th Street, New York, New York 10016, on Thursday, August 4, 2011, at 9:00 a.m., local time and any adjournments thereof.  This Proxy Statement along with either a proxy card or a voting instruction card is being mailed to stockholders on or about July 7, 2011.

Unless the context otherwise requires, in this Proxy Statement, we use the terms “we,” “our,” “us” and “the Company” to refer to The LGL Group, Inc. and its subsidiaries.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Q:	Why did I receive this Proxy Statement?

A:
The Board is soliciting your proxy to vote at the 2011 Annual Meeting because you were a stockholder at the close of business on June 23, 2011, the record date, and are entitled to vote at the 2011 Annual Meeting.

This Proxy Statement summarizes the information you need to know to vote at the 2011 Annual Meeting.  You do not need to attend the 2011 Annual Meeting to vote your shares.

Q:	What information is contained in this Proxy Statement?

A:
The information in this Proxy Statement relates to the proposals to be voted on at the 2011 Annual Meeting, the voting process, the compensation of directors and certain executive officers, and certain other required information.

Q:	What should I do if I receive more than one set of voting materials?

A:
You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards.  For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares.  If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy card.  Please complete, sign, date and return each proxy card and voting instruction card that you receive.

Q:	How may I obtain an additional set of proxy materials?

A:	All stockholders may write to us to request an additional copy of these materials. The address is:

The LGL Group, Inc.
2525 Shader Road
Orlando, Florida 32804
Attention: Corporate Secretary

Additionally, stockholders may access this Proxy Statement and our 2010 Annual Report on the Internet at www.lglgroupproxy.com.

Q:	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:
If your shares are registered directly in your name with our transfer agent, BNY Mellon Shareowner Services, you are considered, with respect to those shares, the “stockholder of record.”  This Proxy Statement, our 2010 Annual Report and a proxy card have been sent directly to you by the Company.

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in street name.  This Proxy Statement and our 2010 Annual Report have been forwarded to you by your broker, bank or nominee who is considered, with respect to those shares, the stockholder of record.  As the beneficial owner, you have the right to direct your broker, bank or nominee how to vote your shares by using the voting instruction card included in the mailing or by following their instructions for voting by telephone or the Internet, if the broker, bank or nominee offers these alternatives.  Since a beneficial owner is not the stockholder of record, you may not vote these shares in person at the 2011 Annual Meeting unless you obtain a “legal proxy” from the broker, bank or nominee that holds your shares, giving you the right to vote the shares at the meeting.

- Page 1-

Q:	What am I voting on at the Annual Meeting?

A:	You are voting on the following proposals:

•	To elect eight directors to serve until the 2012 Annual Meeting of Stockholders and until their successors are duly elected and qualify;

•	To adopt and approve the 2011 Incentive Plan;

•	To ratify the appointment of McGladrey & Pullen LLP (“McGladrey”) as our independent registered public accounting firm for the fiscal year ending December 31, 2011; and

•	To transact such other business as may properly come before the 2011 Annual Meeting or any adjournments thereof.

The Board recommends a vote “FOR” the election of each of its nominees, “FOR” the adoption and approval of the 2011 Incentive Plan and “FOR” the ratification of the appointment of McGladrey as our independent registered public accounting firm for the fiscal year ending December 31, 2011.

Q:	How do I vote?

A:	You may vote using any of the following methods:

•	Proxy card or voting instruction card. Be sure to complete, sign and date the card and return it in the prepaid envelope.

•	By telephone or the Internet. This is allowed if you are a beneficial owner of shares held in street name and your broker, bank or nominee offers these alternatives.

•
In person at the 2011 Annual Meeting.  All stockholders may vote in person at the 2011 Annual Meeting.  You may also be represented by another person at the 2011 Annual Meeting by executing a proper proxy designating that person.  If you are a beneficial owner of shares, you must obtain a legal proxy from your broker, bank or nominee and present it to the inspector of election with your ballot when you vote at the 2011 Annual Meeting.

Q:	What can I do if I change my mind after I vote my shares?

A:	If you are a stockholder of record, you may revoke your proxy at any time before it is voted at the 2011 Annual Meeting by:

•	Sending a written notice of revocation to our Corporate Secretary;

•	Submitting a new, proper proxy dated later than the date of the revoked proxy; or

•	Attending the 2011 Annual Meeting and voting in person.

If you are a beneficial owner of shares, you may submit new voting instructions by contacting your broker, bank or nominee.  You may also vote in person at the 2011 Annual Meeting if you obtain a legal proxy as described in the answer to the previous question.  Attendance at the 2011 Annual Meeting will not, by itself, revoke a proxy.

Q:	What if I return a signed proxy card, but do not vote for some of the matters listed on the proxy card?

A:
If you return a signed proxy card without indicating your vote, your shares will be voted in accordance with the Board’s recommendations as follows: “FOR” the election of each of its nominees; “FOR” the adoption and approval of the 2011 Incentive Plan; and “FOR” the ratification of the appointment of McGladrey as our independent registered public accounting firm for the fiscal year ending December 31, 2011.

- Page 2-

Q:	Can my broker vote my shares for me on the election of directors and/or the adoption and approval of the 2011 Incentive Plan without my instructions?

A:
No. Brokers may not use discretionary authority to vote shares on the election of directors or the adoption and approval of the 2011 Incentive Plan if they have not received instructions from their clients. Please provide voting instructions on the election of directors and the adoption and approval of the 2011 Incentive Plan so your vote can be counted.

Q:	Can my shares be voted if I do not return my proxy card or voting instruction card and do not attend the 2011 Annual Meeting?

A:	If you do not vote your shares held of record (registered directly in your name, not in the name of a broker, bank or nominee), your shares will not be voted.

If you do not vote your shares held beneficially in street name with a broker, your broker will not be authorized to vote on most items being put to a vote, including the election of directors and the adoption and approval of the 2011 Incentive Plan.  If your broker is not able to vote your shares, they will constitute “broker non-votes,” which are counted for the purposes of determining the presence of a quorum, but otherwise do not affect the outcome of any matter being voted on at a stockholder meeting.

Q:	What are the voting requirements with respect to each of the proposals?

A:	In the election of directors, each director receiving an affirmative (“FOR”) plurality of the votes cast will be elected. You may withhold votes from any or all nominees.

The proposals to adopt and approve of the 2011 Incentive Plan and to ratify the appointment of McGladrey as our independent registered public accounting firm for the fiscal year ending December 31, 2011 require the affirmative (“FOR”) votes of a majority of the votes cast on the matter.  Thus, abstentions will not affect the outcome of the vote on these proposals.

If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.”  Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given.  In tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered entitled to be voted on that proposal.  Thus, the “broker non-vote” will have no effect on any matter being voted on at the 2011 Annual Meeting, assuming that a quorum is present.

Q:	What happens if a nominee for director does not stand for election?

A:
If for any reason any nominee does not stand for election, any proxies we receive will be voted in favor of the remainder of nominees and may be voted for a substitute nominee in place of the nominee who does not stand.  We have no reason to expect that any of the nominees will not stand for election.

Q:	How many votes do I have?

A:	You are entitled to one vote for each share of common stock that you hold. As of June 23, 2011, the record date, there were 2,617,260 shares of common stock outstanding.

Q:	Is cumulative voting permitted for the election of directors?

A:	We do not use cumulative voting for the election of directors.

- Page 3-

Q:	What happens if additional matters are presented at the 2011 Annual Meeting?

A:
Other than the three items of business described in this Proxy Statement, we are not aware of any other business to be acted upon at the 2011 Annual Meeting.  If you grant a proxy, the persons named as proxy holders, Patrick J. Guarino and R. LaDuane Clifton, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting.

Q:	How many shares must be present or represented to conduct business at the 2011 Annual Meeting?

A:
A quorum will be present if at least a majority of the outstanding shares of our common stock entitled to vote, totaling 1,308,631 shares, is represented at the 2011 Annual Meeting, either in person or by proxy.

Both abstentions and broker non-votes (described above) are counted for the purpose of determining the presence of a quorum.

Q:	How can I attend the 2011 Annual Meeting?

A:
You are entitled to attend the 2011 Annual Meeting only if you were a stockholder as of the close of business on June 23, 2011, the record date, or you hold a valid proxy for the 2011 Annual Meeting.  You should be prepared to present photo identification for admittance.  If you are a stockholder of record, your name will be verified against the list of stockholders of record on the record date prior to your being admitted to the 2011 Annual Meeting.  If you are not a stockholder of record, but hold shares through a broker, bank or nominee (i.e., in street name), you should provide proof of beneficial ownership on the record date, such as your most recent account statement prior to June 23, 2011, a copy of the voting instruction card provided by your broker, bank or nominee, or other similar evidence of ownership.  If you do not provide photo identification or comply with the other procedures outlined above, you will not be admitted to the 2011 Annual Meeting.

The 2011 Annual Meeting will begin promptly on August 4, 2011, at 9:00 a.m., local time.  You should allow adequate time for the check-in procedures.

Q:	How can I vote my shares in person at the 2011 Annual Meeting?

A:
Shares held in your name as the stockholder of record may be voted in person at the 2011 Annual Meeting.  Shares held beneficially in street name may be voted in person at the 2011 Annual Meeting only if you obtain a legal proxy from the broker, bank or nominee that holds your shares giving you the right to vote the shares.  Even if you plan to attend the 2011 Annual Meeting, we recommend that you also submit your proxy card or voting instruction card as described herein so that your vote will be counted if you later decide not to attend the meeting.

Q:	What is the deadline for voting my shares?

A:	If you hold shares as the stockholder of record, your vote by proxy must be received before the polls close at the 2011 Annual Meeting.

If you hold shares beneficially in street name with a broker, bank or nominee, please follow the voting instructions provided by your broker, bank or nominee.  You may vote these shares in person at the 2011 Annual Meeting only if at the 2011 Annual Meeting you provide a legal proxy obtained from your broker, bank or nominee.

Q:	Is my vote confidential?

A:
Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy.  Your vote will not be disclosed either within the Company or to third parties, except: (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, and (3) to facilitate a successful proxy solicitation.  Occasionally, stockholders provide written comments on their proxy card, which are then forwarded to our management.

Q:	How are votes counted?

A:
For the election of directors, you may vote “FOR” all or some of the nominees or your vote may be “WITHHELD” with respect to one or more of the nominees.  For the other items of business, you may vote “FOR,” “AGAINST” or “ABSTAIN.”  If you elect “ABSTAIN,” the abstention will be counted for the purpose of establishing a quorum, but otherwise will have no effect on the outcome of the vote.

Q:	Where can I find the voting results of the 2011 Annual Meeting?

A:
We intend to announce preliminary voting results at the 2011 Annual Meeting and publish final voting results in a Current Report on Form 8-K to be filed with the SEC within four business days after the 2011 Annual Meeting.

- Page 4-

Q:	How can I obtain the Company’s corporate governance information?

A:	The following information is available in print to any stockholder who requests it and is also available on the Company’s website, www.lglgroup.com:

•	Certificate of Incorporation of The LGL Group, Inc.

•	The LGL Group, Inc. By-Laws

•	The charters of the following committees of the Board: the Audit Committee, the Nominating Committee and the Compensation Committee

•	Our Business Conduct Policy

Q:	How may I obtain the Company’s 2010 Annual Report on Form 10-K and other financial information?

A:	A copy of our 2010 Annual Report on Form 10-K is enclosed.

Stockholders may request another free copy of our 2010 Annual Report on Form 10-K and other financial information by contacting us at:

The LGL Group, Inc.
2525 Shader Road
Orlando, Florida 32804
Attention: Corporate Secretary

Alternatively, current and prospective investors can access the 2010 Annual Report and other financial information at www.lglgroupproxy.com.

We will also furnish any exhibit to the 2010 Annual Report if specifically requested.  Our SEC filings are also available free of charge at the SEC’s website, www.sec.gov.

Q:	What if I have questions for the Company’s transfer agent?

A:
Please contact our transfer agent, at the telephone number or address listed below, with questions concerning stock certificates, transfer of ownership or other matters pertaining to your stock account.

BNY Mellon Shareowner Services
480 Washington Boulevard
Jersey City, New Jersey 07310-1900
Toll free number: (877) 868-8027
TDD Hearing Impaired: (800) 231-5469
Foreign Stockholders: (201) 680-6578
TDD Foreign Stockholders: (201) 680-6610

Q:	Who can help answer my questions?

A:	If you have any questions about the 2011 Annual Meeting or how to vote or revoke your proxy, you should contact our proxy solicitor at:

Morrow & Co., LLC
470 West Ave.
Stamford, Connecticut 06902
Toll free number: (800) 607-0088

You can also contact us at:

The LGL Group, Inc.
2525 Shader Road
Orlando, Florida 32804
Attention: Corporate Secretary

- Page 5-

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the number of shares of our common stock beneficially owned on June 23, 2011, by:

•	each person who is known by us to beneficially own 5% or more of our common stock;

•	each of our directors and named executive officers; and

•	all of our directors and executive officers, as a group.

Except as otherwise set forth below, the address of each of the persons listed below is: c/o The LGL Group, Inc., 2525 Shader Road, Orlando, Florida 32804.  Unless otherwise indicated, the common stock beneficially owned by a holder includes shares owned by a spouse, minor children and relatives sharing the home of such holder, as well as entities owned or controlled by such holder, and also includes shares subject to options to purchase our common stock exercisable within 60 days after June 23, 2011.  The stockholders listed in the table have sole voting and investment power with respect to their shares.

	Common Stock Beneficially Owned (1)
Name and Address of Beneficial Owner	Shares	%
5% or Greater Stockholders:

Mario J. Gabelli	350,579 (2)	13.4
John V. Winfield	132,335 (3)	5.1

Directors and Named Executive Officers:

Marc Gabelli	363,906 (4)	13.9
Gregory P. Anderson	7,526	*
R. LaDuane Clifton	3,555	*
Timothy Foufas	10,720	*
Patrick J. Guarino	12,720	*
James Abel	−	−
Michael Chiu	1,779	*
Vincent Enright	−	−
Manjit Kalha	−	−
Paul Kaminski	6,058	*
Hans Wunderl	2,998	*
Robert S. Zuccaro	529	*

All executive officers and directors as a group (12 persons)	409,791	15.7

_________

*	Less than 1% of outstanding shares.

(1)
The applicable percentage of ownership for each beneficial owner and for all executive officers and directors as a group is based on 2,617,260 shares of common stock outstanding as of June 23, 2011. Shares of common stock issuable upon exercise of options, warrants or other rights beneficially owned that are exercisable within 60 days are deemed outstanding for the purpose of computing the percentage ownership of the person holding such securities and rights and all executive officers and directors as a group.

(2)
Includes (i) 243,873 shares of common stock owned directly by Mario J. Gabelli; (ii) 96,756 shares owned by MJG-IV Limited Partnership, of which Mr. Gabelli is the general partner and has an approximate 5% interest; (iii) 9,600 shares owned by GGCP, Inc., of which Mr. Gabelli is the chief executive officer; and (iv) 350 shares owned by GAMCO Asset Management, Inc., of which Mr. Gabelli is the chief executive officer.  Mr. Gabelli disclaims beneficial ownership of the shares owned by MJG-IV Limited Partnership, GGCP, Inc. and GAMCO Asset Management, Inc., except to the extent of his pecuniary interest therein.  Mr. Gabelli’s business address is One Corporate Center, Rye, New York 10580.  Based solely on information contained in a Schedule 13D/A filed with the SEC on April 4, 2011 by Mr. Gabelli, MJG-IV Limited Partnership, GGCP, Inc., and GAMCO Asset Management, Inc.

(3)
Includes (i) 124,135 shares of common stock owned directly by Mr. Winfield and (ii) 8,200 shares of common stock owned by The InterGroup Corporation, of which Mr. Winfield is President, Chief Executive Officer and Chairman of the Board.  Mr. Winfield’s business address is 10940 Wilshire Blvd., Suite 2150, Los Angeles, CA 90024.  Based solely on information contained in a Schedule 13D filed with the SEC on April 30, 2010 by Mr. Winfield and The InterGroup Corporation.

(4)
Includes (i) 13,004 shares of common stock owned directly by Marc Gabelli and (ii) 350,902 shares beneficially owned by Venator Merchant Fund L.P. (“Venator Fund”) and Venator Global, LLC (“Venator Global”).  Venator Global, which is the sole general partner of Venator Fund, is deemed to have beneficial ownership of the securities owned beneficially by Venator Fund.  Mr. Gabelli is the President and owner of Venator Global.

- Page 6-

PROPOSAL NO. 1

ELECTION OF DIRECTORS

There are eight nominees for election to the Board at the 2011 Annual Meeting: James Abel; Michael Chiu; Vincent Enright; Timothy Foufas; Marc Gabelli; Patrick J. Guarino; Manjit Kalha; and Paul Kaminski.  Each of the nominees currently serves as a director.  Messrs. Abel, Enright and Kalha, who were elected to the Board on June 28, 2011, were recommended to the Nominating Committee by the Chairman of the Board. Two incumbent members of the Board, Hans Wunderl and Robert S. Zuccaro, are not standing for re-election at the 2011 Annual Meeting.

Our By-Laws provide that the Board is to consist of no fewer than five and no more than 13 members.  Each director is elected annually to serve until the next annual meeting of stockholders and until his or her successor is duly elected and qualifies.  Except where authority to vote for directors has been withheld, it is intended that the proxies received pursuant to this solicitation will be voted “FOR” the nominees named below.  If for any reason any nominee does not stand for election, such proxies will be voted in favor of the remainder of those named and may be voted for substitute nominees in place of those who do not stand. Management has no reason to expect that any of the nominees will not stand for election.  The election of directors will be determined by a plurality of the votes cast.

Biographical summaries and ages of the nominees and the experiences and skills that led to the conclusion that the nominees should serve as directors, are set forth in the table below.  Data with respect to the number of shares of common stock beneficially owned by each of the nominees is set forth in the section titled “Security Ownership of Certain Beneficial Owners and Management.”  All such information has been furnished to us by the nominees.

Directors

Name	Age	Director Since	Offices and Positions Held With the Company, Business Experience and Principal Occupation for the Last Five Years, and Directorships in Public Corporations and Investment Companies
Marc Gabelli	43	2004
Chairman of the Board, The LGL Group, Inc. (September 2004 to present); Managing Director and President, GGCP, Inc. (1999 to present), a private corporation that makes investments for its own account; Managing Member, Commonwealth Management Partners LLC (2008 to present), which is the managing member of Venator Global LLC, which is the general partner of Venator Merchant Fund, LP, an investment management vehicle; Director, IFIT Group, a Zurich based financial services administration firm; and Director and Managing Partner, GAMA Funds Holdings GmbH.  Mr. Gabelli’s qualifications to serve include his extensive knowledge of the Company’s business and industry due to his longstanding service on the Board, as well as his financial expertise and leadership experience as an executive of various investment firms.

Timothy Foufas	42	2007
Managing Partner, Plato Foufas & Co. LLC (2005 to present), a financial services company; President, Levalon Properties LLC (2007 to present), a real estate property management company; Senior Vice President, Bayshore Management Co. LLC (2005 to 2006), a real estate property management company; Director of Investments, Liam Ventures Inc. (2000 to 2005), a private equity investment firm; Director, ICTC Group, Inc. (2010 to present), a rural local exchange carrier headquartered in Nome, ND.  Mr. Foufas brings to the Board his management skills and expertise in financial, investment and real estate matters.

Patrick J. Guarino	68	2006
Managing Partner, August Properties LLC (2005 to present), a private investment company with real estate and securities holdings; Managing Partner, Independent Board Advisory Services, LLC (2002 to 2005), a corporate governance consulting firm; Retired Executive Vice President, Ultramar Diamond Shamrock Corporation (1996 to 2000), a New York Stock Exchange (“NYSE”), Fortune 200, international petroleum refining and marketing company; Senior Vice President and General Counsel, Ultramar Corporation (1992 to 1996), a NYSE, Fortune 200, international petroleum and marketing company; Senior Vice President and General Counsel, Ultramar PLC (1986 to 1992), a London Stock Exchange listed international, integrated oil company.  Mr. Guarino brings to the Board valuable knowledge of and fluency with legal and corporate governance matters, and the perspective of a former General Counsel of a public company.

James Abel	65
Director, CPI Corporation (April 2004 to present), a leader in the portrait photography industry; President and Chief Executive Officer, Financial Executives International (May 2008 to February 2009), an organization representing senior financial executives in dealing with the regulatory agencies involved with corporate financial reporting and internal controls; Chief Financial Officer (December 1990 to December 2007) and Director (December 2002 to December 2007), Lamson & Sessions Co., a diversified manufacturer and distributor of a broad line of thermoplastic electrical, consumer, telecommunications and engineered sewer products for major domestic markets. Mr. Abel shares with the Board his significant financial expertise and experience with manufacturing operations.

Vincent Enright	67
Director and Chairman of the Audit Committee for certain funds managed by Gabelli Funds, LLC (1991 to present), a mutual fund manager; Senior Vice President and Chief Financial Officer, KeySpan Corporation (1994 to 1998), a NYSE public utility company; Director, Echo Therapeutics (2008 to present), a medical devices company; Director, Aphton Corporation (September 2004 to November 2006), a biopharmaceutical company. Mr. Enright brings to the Board his significant financial expertise, including his experiences as a public company Chief Financial Officer and as a director and Chairman of the Audit Committee of various investment funds.

Michael Chiu	43	2010
Technology and business consultant (June 2010 to present); President and Chief Technology Officer, Trophos Energy (September 2008 to May 2010), a venture-backed bio-energy company; Business Unit Manager, Teradyne, Inc. (May 2005 to April 2007), a semiconductor automated test equipment supplier; Various roles in marketing, product development and engineering at Teradyne Inc. (1994 to April 2007).  Dr. Chiu holds a Ph.D. in engineering and an MBA, both from the Massachusetts Institute of Technology. He brings to the Board his experience in management and operations as well as background in product development, engineering and research.

Manjit Kalha	36
Chief Executive Officer and Director, Jeet Associates Private Limited (December 2006 to present), a consulting firm based in New Delhi that provides business strategy, finance, and taxation advisory services; Chief Executive Officer, Horizon AMC (June 2008 to present), a firm that provides investment management and consulting services; Co-founder and Chief Operating Officer, Radiant Polymers Private Limited (2001 to 2006), a manufacturing company of high quality specialty plastic components. Mr. Kalha shares with the Board his experience in management and manufacturing operations, and an extensive knowledge of global financial markets.

Paul Kaminski	49	2010
Chief Financial Officer, Wellspring Capital Management (December 2010 to present), the management company of a private equity firm focused on the middle market; Managing Director and Chief Financial Officer, Bruckmann, Rosser, Sherrill & Co. Management L.P. (December 1995 to December 2010), the management company of a private equity fund based in New York; Founding Board Member, the Private Equity CFO Association in New York (2002 to present); Various roles within the transaction advisory services and audit practices, Coopers & Lybrand LLP (August 1984 to December 1995), the predecessor to PricewaterhouseCoopers, an international accounting firm.  Mr. Kaminski shares with the Board his significant experience in accounting and is a certified public accountant.

- Page 7-

Executive Officers

Name	Age	Officers and Positions Held With the Company, Business Experience and Principal Occupation for the Last Five Years
Gregory P. Anderson	51
President and Chief Executive Officer, The LGL Group, Inc. (July 2009 to present); Vice President of Operations of MtronPTI (December 2000 to June 2009), Chief Executive Officer and Chairman of the Board of Directors of The LGL Group, Inc.’s subsidiary, M-tron Industries, Ltd. (July 2009 to present); President and Chairman of the Board of The LGL Group, Inc.’s subsidiary, Piezo Technology, Inc. (July 2009 to present); and Chairman of the Board of the LGL Group, Inc.’s subsidiary, Piezo Technology India Private Ltd. (July 2009 to present).

R. LaDuane Clifton	39
Chief Accounting Officer, The LGL Group, Inc. (March 2010 to present); Member of Audit Committee of Community First Credit Union of Florida (September 2008 to July 2010); Corporate Controller of The LGL Group, Inc. (August 2009 to March 2010); Chief Financial Officer of a21, Inc. (August 2008 to August 2009), a publicly-held holding company with businesses in stock photography and an online retailer and manufacturer of framed art; Corporate Controller of a21, Inc. (March 2007 to August 2008); Auditor at KPMG LLP (August 2004 to March 2007), an international accounting firm.

Family Relationships Between Directors and Executive Officers

There are no family relationships among our directors and executive officers.

Transactions with Related Persons, Promoters and Certain Control Persons

Since January 1, 2010, there were no transactions that are required to be described under Item 404(a) of Regulation S-K promulgated by the SEC.  All transactions between us and any of our officers, directors, director nominees, principal stockholders or their immediate family members are to be approved by the Audit Committee, and are to be on terms no less favorable to us than we could obtain from unaffiliated third parties.  Such policy and procedures are set forth in a resolution of the Board.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), requires the Company’s directors, executive officers and holders of more than 10% of the Company’s common stock to file with the SEC and NYSE Amex initial reports of ownership and reports of changes in the ownership of common stock and other equity securities of the Company.  Such persons are required to furnish the Company with copies of all Section 16(a) filings.

Based solely upon a review of the copies of the forms furnished to the Company, the Company believes that its directors, officers and holders of more than 10% of the Company’s common stock complied with all applicable filing requirements during the 2010 fiscal year except as set forth below:

On April 8, 2010, R. LaDuane Clifton filed an Initial Statement of Beneficial Ownership of Securities on Form 3 in connection with his appointment as the Company’s Chief Accounting Officer on March 24, 2010.

On April 8, 2010, Hans Wunderl filed a Statement of Changes in Beneficial Ownership of Securities on Form 4 covering one transaction that occurred on March 24, 2010.

On April 20, 2010, Mario J. Gabelli filed a Statement of Changes in Beneficial Ownership of Securities on Form 4 covering one transaction that occurred on April 15, 2010.

On December 21, 2010, each of Gregory P. Anderson, R. LaDuane Clifton, Michael Chiu, Timothy Foufas, Paul D. Kaminski, Marc Gabelli, Patrick J. Guarino, Hans Wunderl and Robert S. Zuccaro filed a Statement of Changes in Beneficial Ownership of Securities covering a grant by the Company of shares of its common stock on December 15, 2010.

Votes Required

Each director receiving an affirmative plurality of the votes cast will be elected.  You may withhold votes from any or all nominees.

Recommendation of the Board

The Board recommends a vote “FOR” the election of each of its nominees to the Board to serve until the 2012 Annual Meeting of Stockholders and until their successors are duly elected and qualify.

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CORPORATE GOVERNANCE

Director Independence

As required under NYSE Amex rules, a majority of the members of a listed company’s board of directors must qualify as “independent,” as affirmatively determined by such board of directors.  The Board has determined that all of the Company’s incumbent directors, other than Messrs. Gabelli, Wunderl and Zuccaro, are independent within the meaning of NYSE Amex and applicable SEC rules.

Board and Committee Meetings

The Board met 10 times during the year ended December 31, 2010.  Each of the directors attended at least 75% of the aggregate of (i) the total number of meetings of the Board (held while he was a director); and (ii) the total number of meetings held by all committees of the Board on which he served (while he served on such committees).  All of our incumbent directors nominated for election at last year’s annual meeting of stockholders attended such meeting, except Mr. Wunderl.

The Audit Committee and the Compensation Committee met eight times and seven times, respectively, during fiscal 2010.  The Nominating Committee met twice during fiscal 2010.

Board Committees

The three principal committees of the Board and their duties are described below.

Audit Committee.  The incumbent members of the Audit Committee are Messrs. Kaminski (Chairman), Chiu, Foufas, and Guarino.  The Board has determined that all Audit Committee members are financially literate and independent in accordance with SEC and NYSE Amex rules concerning audit committee membership requirements.  Mr. Kaminski qualifies as an “audit committee financial expert” as defined under the Exchange Act.  The Audit Committee operates in accordance with its charter, which is available on our website at www.lglgroup.com.  The charter gives the Audit Committee the authority and responsibility for the appointment, retention, compensation and oversight of our independent registered public accounting firm, including pre-approval of all audit and non-audit services to be performed by our independent registered public accounting firm.  The Audit Committee also reviews the independence of our independent registered public accounting firm, reviews with management and our independent registered public accounting firm our annual financial statements prior to their filing with the SEC, reviews the report by our independent registered public accounting firm regarding management procedures and policies and determines whether our independent registered public accounting firm has received satisfactory access to our financial records and full cooperation of corporate personnel in connection with their audit of our records. The Audit Committee also reviews our financial reporting process on behalf of the Board and reviews the financial information issued to stockholders and others, including a discussion of the quality and reasonableness of the accounting principles used, the reasonableness of significant judgments, and the clarity of discussions in the financial statements, and monitors the systems of internal control and the audit process.  Management has primary responsibility for the financial statements and the reporting process.  The Audit Committee Charter is available at www.lglgroup.com.

Compensation Committee.  The members of the Compensation Committee are Messrs. Chiu (Chairman), Guarino, Kaminski, Foufas and Wunderl.  All members of the Compensation Committee, except for Mr. Wunderl, are independent in accordance with NYSE Amex rules.  The Board appointed Mr. Wunderl to serve on the Compensation Committee, despite his previous service as the Company’s Chief Operating Officer from February 2009 to January 2010 and lack of independence under NYSE Amex rules, because the Board determined his service on the Compensation Committee to be consistent with the best interests of the Company and its stockholders by reason of his experience as an industry executive and his knowledge of industry compensation practices.  Mr. Wunderl is not standing for re-election at the 2011 Annual Meeting.  The responsibilities of the Compensation Committee are to review and approve compensation and benefits policies and objectives, determine whether our officers and directors are compensated in accordance with these policies and objectives and carry out the Board’s responsibilities relating to compensation of our executives.  The Compensation Committee Charter is available at www.lglgroup.com.

Nominating Committee.  The members of the Nominating Committee are Messrs. Guarino (Chairman), Foufas and Zuccaro.  All members of the Nominating Committee, except for Mr. Zuccaro, are independent in accordance with NYSE Amex rules. The Board appointed Mr. Zuccaro to serve on the Compensation Committee, despite his lack of independence under NYSE Amex rules because the Board determined his service on the Nominating Committee to be consistent with the best interests of the Company and its stockholders by reason of his significant experience in financial services and publicly-held corporations.  Mr. Zuccaro is not standing for re-election at the 2011 Annual Meeting.  The responsibilities of the Nominating Committee are to identify individuals qualified to become Board members and recommend that the Board select director nominees for election at the annual meetings of stockholders.  The Nominating Committee Charter is available at www.lglgroup.com.

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Director Nominations

In evaluating and determining whether to nominate a candidate for a position on the Board, the Nominating Committee utilizes a variety of methods and considers criteria such as high professional ethics and values, relevant management and/or manufacturing experience and a commitment to enhancing stockholder value.  Candidates may be brought to the attention of the Nominating Committee by current Board members, stockholders, officers or other persons.  The Nominating Committee will review all candidates in the same manner regardless of the source of the recommendation.

The Company does not have a formal policy with regard to the consideration of diversity in identifying director nominees, but the Nominating Committee strives to nominate directors with a variety of complementary skills so that, as a group, the Board will possess the appropriate talent, skills and expertise to oversee the Company’s businesses.

The Nominating Committee also considers stockholder recommendations for director nominees that are properly received in accordance with the Company’s By-Laws and applicable rules and regulations of the SEC.  In order to validly nominate a candidate for election or reelection as a director, stockholders must give timely notice of such nomination in writing to the Corporate Secretary and include, as to each person whom the stockholder proposes to nominate, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act, and the other rules and regulations under the Exchange Act (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected).  For more information on director candidate nominations by stockholders, see “Stockholder Proposals” herein.

Board Leadership Structure

The Board is led by Mr. Gabelli, the Chairman of the Board.  The Board does not have a policy regarding the separation of the roles of Chief Executive Officer and Chairman of the Board as the Board believes it is in the best interests of the Company to make that determination based on the then-current position and direction of the Company and the membership of the Board.  The Board has determined that separating the roles of Chief Executive Officer and Chairman of the Board is in the best interests of the Company’s stockholders at this time.  This structure permits the Chief Executive Officer to focus exclusively on the management of the Company’s day-to-day operations and the Board to provide appropriate oversight.

Board Role in Risk Oversight

Senior management is responsible for assessing and managing the Company’s various exposures to risk on a day-to-day basis, including the creation of appropriate risk management programs and policies. We have developed a consistent, systemic and integrated approach to risk management to help determine how best to identify, manage and mitigate significant risks throughout the Company, which includes our system of internal controls over financial reporting, annual reviews conducted by our directors and officers, monitoring compliance with our Business Conduct Policy and general liability insurance coverage. The Board is responsible for overseeing management in the execution of its responsibilities and for assessing the Company’s approach to risk management. The Board exercises these responsibilities periodically as part of its meetings and also through the Board’s three principal committees, each of which examines various components of enterprise risk as part of its responsibilities. In addition, an overall review of risk is inherent in the Board’s consideration of the Company’s long-term strategies and in the transactions and other matters presented to the Board, including capital expenditures, acquisitions and divestitures, and financial matters. The Board’s role in risk oversight of the Company is consistent with the Company’s leadership structure, with the CEO and other members of senior management having responsibility for assessing and managing the Company’s risk exposure, and the Board and its committees providing oversight in connection with those efforts.

Stockholder Communications

Stockholders may communicate with the Board, including the non-management directors, by sending an e-mail to our Corporate Secretary at lclifton@lglgroup.com or by sending a letter to The LGL Group, Inc., 2525 Shader Road, Orlando, Florida 32804, Attention: Corporate Secretary.  The Corporate Secretary will submit such correspondence to any specific director to whom the correspondence is directed.

Code of Ethics

We adopted a code of ethics as part of our Business Conduct Policy, which applies to all of our employees, including our principal executive, financial and accounting officers.  Our Business Conduct Policy is available at www.lglgroup.com.

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REPORT OF THE AUDIT COMMITTEE

The Audit Committee has reviewed and discussed the consolidated financial statements for the fiscal year ended December 31, 2010, with both management and J.H. Cohn LLP, the Company’s former independent registered public accounting firm.  In its discussion, management has represented to the Audit Committee that the Company’s consolidated financial statements for the fiscal year ended December 31, 2010, were prepared in accordance with generally accepted accounting principles.

The Audit Committee met with our former independent registered public accounting firm, with and without management present, to discuss the results of their audits, their evaluations of the Company’s internal controls and the overall quality of the Company’s financial reporting.  The Audit Committee has discussed with our former independent registered public accounting firm the matters required to be discussed by the statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T.

The Audit Committee has received the written disclosures and the letter from our former independent registered public accounting firm required by applicable requirements of the PCAOB regarding our former independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has considered and discussed with J.H. Cohn LLP such firm’s independence.

Based on the Audit Committee’s review of the audited financial statements and the various discussions noted above, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010.

AUDIT COMMITTEE

Paul Kaminski (Chairman)
Michael Chiu
Timothy Foufas
Patrick J. Guarino

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EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Overview

The Compensation Committee of the Board is responsible for the design and administration of the Company’s compensation policy and plans.  The plans are designed to successfully implement the Company’s business strategy and create stockholder value.  As a matter of policy, the Compensation Committee submits its recommendations to the full Board for approval.

Compensation Philosophy and Objectives

The Company’s compensation program emphasizes performance-based compensation promoting the achievement of short-term and long-term business objectives.  This aligns our executives’ compensation with stockholder interests, while providing competitive compensation to attract, motivate and retain executives with superior skills and abilities.

Determination of Compensation Awards

The Compensation Committee recommends to the Board the compensation awards for the named executive officers based on (i) Company performance versus annual budgeted financial targets, and (ii) individual performance.

The Compensation Committee conducts an annual review of the Chief Executive Officer’s performance prior to making its recommendation to the Board regarding the Chief Executive Officer’s compensation.  During this review, the Compensation Committee considers the Company’s performance in the following categories: (i) improvement in the Company’s market value, (ii) the achievement of agreed upon short and long term objectives, and (iii) predetermined individual goals.

Compensation Benchmarking and Peer Group

The Company has not retained a compensation consultant to review its policies and procedures with respect to the compensation of the named executive officers, though it may choose to do so in the future.  The Compensation Committee benchmarks the compensation of the named executive officers against the median compensation paid by comparable companies determined at the time.  To that end, the Compensation Committee will conduct a benchmark review as often as deemed necessary of the aggregate level of compensation of the named executive officers as well as the mix of elements used to compensate the named executive officers, taking into account input from independent members of the Board and publicly available data relating to the compensation practices and policies of comparable companies.  While benchmarking may not always be appropriate as a stand-alone tool for setting the compensation of the named executive officers due to the Company’s potentially unique aspects and objectives, the Compensation Committee generally believes that gathering such information is an important part of the Compensation Committee’s decision-making process.

Notwithstanding the foregoing, the Compensation Committee may determine that it is in the Company’s best interest to recommend total compensation packages that deviate from the Compensation Committee’s general principle of benchmarking the compensation of the named executive officers.

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Elements of Compensation

Base Salary

Base salary levels for the Company’s named executive officers are designed to be competitive with those of employees with similar responsibilities working for companies of comparable size, capitalization and complexity.  In determining base salaries, the Compensation Committee takes into account a variety of factors, including experience, performance, and benchmarking.

Incentive Compensation

The Company intends to provide annual and long-term incentive compensation to its executives and managers under the 2011 Incentive Plan, subject to stockholder approval.  The 2011 Incentive Plan is designed to provide annual and long-term incentives for executive performance by rewarding participating executives for their contributions to profitability and stockholder value based on achieving short-term Company and individual performance goals for a given year, as well as by aligning a significant portion of compensation with the long-term interests of stockholders.  Short-term Company performance goals include revenue growth, EBITDA, earnings per share and return on equity.  Long-term Company performance goals include increasing the Company’s total market value.  The Compensation Committee may recommend that other corporate performance measures be substituted or added (including but not limited to operating income after tax, return on capital employed and stockholder return) in order to achieve the Company’s business strategy.  Individual performance goals for the Chief Executive Officer are established by the Compensation Committee and recommended to the Board for approval, while individual performance goals for our other employees are established by the Chief Executive Officer and reviewed by the Compensation Committee.

The 2011 Incentive Plan was adopted and approved by the Board on May 13, 2011, and the Company is submitting the 2011 Incentive Plan to stockholders for their adoption and approval at the 2011 Annual Meeting.

The LGL Group, Inc. 401(k) Savings Plan

The 401(k) Savings Plan (the “401(k) Plan”), which is subject to limitations imposed by the Internal Revenue Code of 1986, as amended (the “Code”), permits the Company’s employees to defer a portion of their compensation by making contributions to the 401(k) Plan and thereby obtain certain tax benefits.  Participating employees also benefit from the 401(k) Plan by sharing in discretionary contributions made by the Company to the 401(k) Plan based on each employee’s contribution made in a particular year.  A participant’s interest in his or her individual contributions, the Company’s contributions and earnings thereon is fully vested at all times.  The 401(k) Plan’s proceeds are invested in guaranteed investment contracts or certain mutual funds, subject to the discretion of the participants.

The named executive officers and all other employees of the Company and certain of its subsidiaries are eligible to participate in the 401(k) Plan after having completed three months of service and reached the age of 18.  All of the named executive officers participated in the 401(k) Plan in 2010.

Other Benefits

The Company provides the named executive officers with medical insurance, life insurance and disability benefits that are generally made available to Company’s employees to ensure that the Company’s employees have access to basic healthcare and income protection for themselves and their family members.  In addition to the above coverage, the Company may elect to provide additional benefits such as supplemental life and disability coverage to some or all of the named executive officers at the discretion of the Compensation Committee, subject to approval from the Board.

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Compensation Committee Report

The Compensation Committee of the Board oversees our compensation program on behalf of the Board.  In fulfilling its oversight responsibilities, the Compensation Committee reviewed and discussed with management the “Compensation Discussion and Analysis” set forth in this Proxy Statement.  In reliance on the review and discussions referred to above, the Compensation Committee recommended to the Board that the “Compensation Discussion and Analysis” section be included in this Proxy Statement.

COMPENSATION COMMITTEE

Michael Chiu (Chairman) Patrick J. Guarino Paul Kaminski Timothy Foufas Hans Wunderl

Summary Compensation Table

The following table sets forth information with respect to compensation earned by the named executive officers:

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	All Other Compensation ($)	Total ($)
Gregory P. Anderson(1) Chief Executive Officer	2010 2009	170,000 150,888	34,000(2) -	101,180(3) -	21,250(4) -	326,430 150,888
R. LaDuane Clifton(5) Chief Accounting Officer	2010	130,575	13,100(6)	52,101(7)	32,225(8)	228,001

(1)	Mr. Anderson has served as the Company’s Chief Executive Officer since July 2, 2009. Previously, he served as the Vice President of Operations of MtronPTI from December 2000 to June 2009.

(2)	On July 21, 2010, the Company awarded Mr. Anderson a discretionary cash bonus of $34,000.

(3)
On July 21, 2010, the Company granted Mr. Anderson 3,178 restricted shares of the Company’s common stock under the 2001 Equity Incentive Plan with a grant date fair value of $10.44 per share.  These shares vested immediately upon the date of the grant, but are not transferable until the termination of Mr. Anderson’s employment with the Company.  On December 15, 2010, the Company granted Mr. Anderson 3,598 restricted shares of the Company’s common stock under the 2001 Equity Incentive Plan with a grant date fair value of $18.90 per share.  These shares will vest as follows: 30% on the first anniversary of the grant date; an additional 30% on the second anniversary of the grant date; and the remaining 40% on the third anniversary of the grant date.

(4)	Mr. Anderson received a one-time paid time-off (“PTO”) payout in the amount of $21,250.

(5)	Mr. Clifton has served as the Company’s Chief Accounting Officer since March 2010. He previously served as the Company’s Corporate Controller from August 2009 to March 2010.

(6)	On July 21, 2010, the Company awarded Mr. Clifton a discretionary cash bonus of $13,100.

(7)
On July 21, 2010, the Company granted Mr. Clifton 1,225 restricted shares of the Company’s common stock under the 2001 Equity Incentive Plan with a grant date fair value of $10.44 per share.  These shares vested immediately upon the date of the grant, but are not transferable until the termination of Mr. Clifton’s employment with the Company.  On December 15, 2010, the Company granted Mr. Clifton 2,080 restricted shares of the Company’s common stock under the 2001 Equity Incentive Plan with a grant date fair value of $18.90 per share.  These shares will vest as follows: 30% on the first anniversary of the grant date; an additional 30% on the second anniversary of the grant date; and the remaining 40% on the third anniversary of the grant date.

(8)
Mr. Clifton was reimbursed for costs incurred in connection with relocating to the Company’s headquarters in Orlando, Florida in the amount of $29,706. Mr. Clifton also received a one-time payout of PTO in the amount of $2,519.

Employment Agreements

Gregory P. Anderson

Effective July 2, 2009, the Company entered into an Employment Agreement with Mr. Anderson (the “Anderson Employment Agreement”).  Pursuant to the Anderson Employment Agreement, Mr. Anderson is employed as the Company’s President and Chief Executive Officer on an “at will” basis and currently receives an annual base salary of $200,000.  The Company intends to enter into a revised and updated agreement with Mr. Anderson in 2011 that will provide for an increase in base salary, as well as certain annual and long-term incentive compensation.  Subject to Mr. Anderson and the Company’s meeting certain performance targets, Mr. Anderson will be eligible for (i) an annual bonus determined by the achievement of certain financial and non-financial targets and a percentage of his base salary, which will be paid 50% in cash and 50% in restricted shares of the Company’s common stock, and (ii) a stock option award with vesting terms and an exercise price designed to award long-term improvement in the Company’s stock price.

Outstanding Equity Awards at Fiscal-Year End

The following table sets forth information regarding equity awards held by named executive officers as of December 31, 2010:

Name	Number of shares or units of stock that have not vested (#)	Grant date value of restricted stock that has not vested ($)
Gregory P. Anderson	3,598	68,000
R. LaDuane Clifton	2,080	39,300

(1)
On December 15, 2010, the Company granted Mr. Anderson 3,598 restricted shares of the Company’s common stock as a bonus payment for 2010 under the 2001 Equity Incentive Plan with a grant date fair value of $18.90.  The shares will vest as follows: 30% on the first anniversary of the grant date; an additional 30% on the second anniversary of the grant date; and the remaining 40% on the third anniversary of the grant date.

(2)
On December 15, 2010, the Company granted Mr. Clifton 2,080 restricted shares of the Company’s common stock as a bonus payment for 2010 under the 2001 Equity Incentive Plan with a grant date fair value of $18.90.  These shares will vest as follows: 30% on the first anniversary of the grant date; an additional 30% on the second anniversary of the grant date; and the remaining 40% on the third anniversary of the grant date.

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Director Compensation

The following table sets forth information with respect to compensation earned by or awarded to each of our directors who is not a named executive officer and who served on the Board during the fiscal year ended December 31, 2010:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Total ($)
Marc Gabelli	1(2)	9,998	9,999
Michael Chiu(3)	9,750	9,998	19,748
Timothy Foufas	46,250	9,998	56,248
Patrick J. Guarino	49,750	9,998	59,748
Jeremiah M. Healy(5)	28,500	--	28,500
Paul Kaminski(4)	11,250	19,996	31,246
Anthony R. Pustorino(5)	28,750	--	28,750
Javier Romero(5)	18,750	--	18,750
Hans Wunderl(6)	24,250	9,998	34,248
Robert S. Zuccaro(4)	13,000(7)	9,998	22,998

(1)
On December 15, 2010, the Company’s then-current directors received 529 shares of restricted common stock as 50% of their base compensation for fiscal 2011 ($10,000), except for Mr. Kaminski, who elected to receive a grant of 1,058 shares of restricted common stock as 100% of his base compensation for fiscal 2011 ($20,000).  The number of shares granted to each director was determined by dividing the dollar amount of base compensation paid in the form of the share grant by the closing price of the Company’s common stock on the grant date.  Such shares were granted under the 2001 Equity Incentive Plan, vested immediately on the grant date, and are transferable only if a director maintains a minimum ownership level of 1,000 shares of the Company’s common stock.

(2)	Mr. Gabelli elected to reduce his annual fee for service as a director and Chairman of the Board to $1 for 2010.

(3)	Dr. Chiu was first elected to the Board on October 28, 2010.

(4)	Messrs. Kaminski and Zuccaro were first elected to the Board on October 6, 2010.

(5)	Messrs. Healy, Pustorino and Romero did not stand for re-election to the Board at the 2010 Annual Meeting held on December 15, 2010.

(6)	Mr. Wunderl was first elected to the Board on February 1, 2010.

(7)
Does not include $4,000 paid by the Company to Commonwealth Management Partners LLLP, of which Mr. Zuccaro was the Managing Director and the Chief Financial Officer, for services provided by Mr. Zuccaro during 2010 prior to his election to the Board in October 2010.

A director who is an employee of the Company is not compensated for services as a member of the Board or any committee thereof.  None of the Company’s directors is an employee of the Company.  In 2010, directors who were not employees received (i) a retainer of $5,000 ($2,500 in cash and $2,500 in restricted stock whose value was based on trading price at date of grant) per quarter; (ii) a fee of $1,000 for each meeting of the Board attended in person or telephonically that had a duration of at least one hour; and (iii) a fee of $750 for each Audit Committee, Compensation Committee, and Nominating Committee meeting attended in person or telephonically that had a duration of at least one hour.  The Audit Committee Chairman received an additional $3,000 annual cash retainer, the Nominating Committee Chairman received an additional $1,000 annual cash retainer and the Compensation Committee Chairman received an additional $2,000 annual retainer.  The Chairman of the Board was entitled to receive a $100,000 annual fee, payable in equal quarterly installments, but Mr. Gabelli elected to reduce his fees for service as a director and Chairman of the Board to $1 for 2010.

On December 15, 2009, the Company’s then-current directors, except for the Chairman of the Board, received grants of 3,165 shares of restricted common stock as 50% of their base compensation for fiscal 2010 ($10,000), and on March 24, 2010, one newly appointed director received a grant of 2,469 shares of restricted common stock under a similar arrangement, as determined based on the closing price of the Company’s common stock on the grant date.  Such shares were granted under the 2001 Equity Incentive Plan, vested ratably at the end of each quarterly period during fiscal 2010, and will not be transferable until the earliest to occur of the director’s resignation from the Board or any other termination of the director’s membership thereon, or a change of control, as defined in the 2001 Equity Incentive Plan.

Arrangements for the compensation for directors have not changed from 2010 to 2011, except that (i) Mr. Gabelli has informed the Company that he does not intend to waive or reduce his $100,000 annual fee for serving as Chairman of the Board, his annual retainer as a director or his fees for attending the Board meetings to be held during 2011, and (ii) Dr. Chiu, as Chairman of the Board’s Strategic Planning Committee, which was formed to advise and assist the Company’s management in its pursuit of certain strategic opportunities through the end of the second quarter of 2011, will receive a fee of $20,000 per quarter for his duties as Chairman of the Strategic Planning Committee for the first two quarters of 2011, and (iii) subject to the Company’s insider trading policy and applicable securities laws, shares of the Company’s common stock granted to directors as part of their compensation arrangements are transferable following their vesting, provided that a director maintains a minimum ownership level of 1,000 shares of the Company’s common stock.

On December 15, 2010, the Company’s then-current directors received grants of 529 shares of restricted common stock  as 50% of their base compensation for fiscal 2011 ($10,000), except for Mr. Kaminski, who elected to receive a grant of 1,058 shares of restricted common stock as 100% of his base compensation for fiscal 2011 ($20,000).  The number of shares granted to each director was determined by dividing the dollar amount of base compensation paid in the form of the share grant by the closing price of the Company’s common stock on the grant date.  Such shares were granted under the 2001 Equity Incentive Plan and vested immediately on the grant date.

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PROPOSAL NO. 2

ADOPTION AND APPROVAL OF THE 2011 INCENTIVE PLAN

On May 13, 2011, the Board accepted the recommendation of the Compensation Committee and approved the 2011 Incentive Plan, subject to adoption and approval by our stockholders, and authorized submission of the 2011 Incentive Plan to stockholders for consideration at the 2011 Annual Meeting.  The Company’s stockholders are being asked to adopt and approve the 2011 Incentive Plan.

Description of the 2011 Incentive Plan

The following is a summary of the material terms of the 2011 Incentive Plan.  This summary is not complete and is qualified in its entirety by reference to the full text of the 2011 Incentive Plan attached as Annex A to this Proxy Statement.

Purpose

The purpose of the 2011 Incentive Plan is to promote the long-term success of the Company by attracting, motivating and retaining directors, officers, employees, advisors and consultants of, and others providing services to, the Company and its affiliates through the use of competitive incentives that are tied to stockholder value.  The 2011 Incentive Plan seeks to balance the interests of 2011 Incentive Plan participants and stockholders by providing incentives in the form of cash bonuses, stock options, restricted stock, performance awards, stock appreciation rights, as well as other stock-based awards to be granted under the 2011 Incentive Plan and consistent with the terms of the 2011 Incentive Plan.

Administration

The 2011 Incentive Plan is administered by our Compensation Committee, which consists of three or more directors, each of whom is a “non-employee director” within the meaning of Rule 16b-3 of the Exchange Act and an “outside director” as defined in Treasury Regulations Section 1.162-27(e)(3) under the Internal Revenue Code of 1986, as amended (referred to herein as the Code), or if no committee exists, the Board. The Compensation Committee has complete authority to determine all provisions of all awards under the 2011 Incentive Plan, to interpret the 2011 Incentive Plan, and to make any other determination that it believes necessary and advisable for the proper administration of the 2011 Incentive Plan.  The Compensation Committee’s decisions on matters relating to the 2011 Incentive Plan will be final and conclusive on the Company and participants in the 2011 Incentive Plan. The Compensation Committee also has the authority to amend or modify the terms of any outstanding awards under the 2011 Incentive Plan in any manner permitted by the 2011 Incentive Plan; provided, however, that any recipient of an award adversely affected by such amended or modified terms has consented to such amendment or modification.

Eligible Participants and Types of Awards

Eligible participants in the 2011 Incentive Plan include officers and other employees of the Company or its subsidiaries, directors, consultants, advisors or other independent contractors who provide services to the Company or its subsidiaries.  Participation by officers of the Company or its subsidiaries and any performance objectives relating to such officers must be approved by the Compensation Committee.  Participation by others and any performance objectives relating to others may be approved by groups or categories (for example, by pay grade) and authority to designate participants who are not officers and to set or modify such targets may be delegated by the Compensation Committee to the Company’s executive management.

Types of awards that may be granted under the 2011 Incentive Plan include incentive and non-qualified stock options, restricted stock, performance awards, stock appreciation rights and other equity-based awards.  The terms of any award will be evidenced by an agreement entered into by and between the Company and the recipient at the time the award is granted (which may include an employment agreement or consulting agreement by and between the Company and the recipient) (the “Award Agreement”).  In the event of any inconsistency between the terms of the Award Agreement and the 2011 Incentive Plan, the terms of the 2011 Incentive Plan will govern.  In the event of any inconsistency between the terms of any employment agreement and any other Award Agreement, the terms of the employment agreement will govern.

The maximum term for any award under the 2011 Incentive Plan may not exceed 10 years from the grant date, provided that an incentive stock option awarded to a 10% stockholder of the Company or of any affiliate thereof may not be exercisable for more than five years after the grant date.

Available Shares

Subject to adjustment upon certain corporate transactions or events, a maximum of 500,000 shares of our common stock may be issued under the 2011 Incentive Plan. In addition, subject to adjustment upon certain corporate transactions or events, a participant may not receive awards with respect to more than 50,000 shares of common stock in any year. If an option or other award granted under the 2011 Incentive Plan expires or terminates, the shares subject to any portion of the award that expires or terminates without having been exercised or paid, as the case may be, will again become available for the issuance of additional awards. Unless previously terminated by our Board, no new award may be granted under the 2011 Incentive Plan after the 10th anniversary of the date that the 2011 Incentive Plan was initially approved by our stockholders.

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Awards Under the 2011 Incentive Plan

Stock Options.  The terms of specific options, including whether options will constitute “incentive stock options” for purposes of Section 422(b) of the Code, will be determined by the Compensation Committee. The exercise price of an option will be determined by the Compensation Committee. The exercise price may not be lower than 100% (110% in the case of an incentive stock option granted to a 10% stockholder) of the fair market value of the common stock on the date of grant. Notwithstanding the foregoing, an option may be granted with an exercise price lower than the minimum exercise price set forth above if such option is granted pursuant to an assumption or substitution for another option in a manner qualifying with the provisions of Section 424(a) and 409A of the Code to the extent applicable. Each option will be exercisable for such period set by the Compensation Committee, which will generally not exceed ten years from the date of grant (or five years in the case of an incentive stock option granted to a 10% stockholder). Options will be exercisable at such times and subject to such terms as determined by the Compensation Committee. Unless otherwise specifically provided in an Award Agreement, an option will terminate and cease to be exercisable no later than 90 days after the date on which the holder’s employment with or service to the Company or a subsidiary terminates.

Restricted Stock.  Restricted stock consists of shares of common stock granted under the 2011 Incentive Plan, in such form and on such terms and conditions determined by the Compensation Committee. Such terms or conditions may include, without limitation, restrictions on the sale, assignment, transfer or other disposition or encumbrance of such shares during a restricted period established by the Compensation Committee and that such shares are deemed forfeited upon the recipient’s failure to satisfy certain requirements within the restricted period. The Compensation Committee may, at any time and in its sole discretion, shorten or terminate any restricted period, or waive any conditions for the lapse or termination of restrictions with respect to all or any portion of a restricted stock award. The grant of any restricted stock will be evidenced by an Award Agreement. Except as provided in an Award Agreement, restricted stock will cease to vest on the date the recipient’s employment with or service to the Company or a subsidiary terminates, and any shares of restricted stock that are not vested as of such date will be forfeited. Except as otherwise provided in the Award Agreement or except as otherwise provided in the 2011 Incentive Plan, the recipient will be the owner of the restricted stock and shall have all the rights of a stockholder, including the right to receive dividends paid on such restricted stock and the right to vote such restricted stock.

Performance Awards.  A performance award confers upon its recipient certain rights payable to or exercisable by its recipient, in whole or in part, as determined by the Compensation Committee, and conditioned upon the achievement of performance criteria determined by the Compensation Committee. Performance goals established by the Compensation Committee are based on objectively determinable performance goals selected by the Compensation Committee that apply to an individual or group of individuals, or the Company as a whole, over a performance period designated by the Compensation Committee. A performance award must be denominated in shares of common stock and may be payable in cash, shares of common stock, other awards under the 2011 Incentive Plan, or any combination thereof. The payout of any performance award to a recipient may be reduced, but not increased, based on the degree of attainment of performance criteria, or otherwise at the discretion of the Compensation Committee, as may be provided in the Award Agreement.

Stock Appreciation Rights.  A stock appreciation right confers upon its recipient a right to receive payment in cash or shares of common stock (at the discretion of the Compensation Committee) upon exercise of an amount equal to the excess of (i) the fair market value of one share of common stock on the date of exercise (or, at the discretion of the Compensation Committee other than with respect to an incentive stock option, the fair market value at any time during a specified period before or after the date of exercise or a change in control) over (ii) the grant price of the stock appreciation right as determined by the Compensation Committee as of the date of grant.  Stock appreciation rights vest and become exercisable in accordance with a vesting schedule established by the Compensation Committee.

Bonus and Other Stock-Based Awards.  The Compensation Committee is authorized to grant such other awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of common stock, including without limitation, shares of common stock awarded purely as a “bonus” and not subject to any restrictions or conditions, convertible or exchangeable debt securities, other rights convertible or exchangeable into shares of common stock, purchase rights, and awards valued by reference to the value of shares of common stock or the value of securities of or the performance of the Company.  The Compensation Committee will determine the terms and conditions of any such awards, include but not limited to performance criteria, if any.

Change in Control

Upon the occurrence of a change in control (as defined under the 2011 Incentive Plan), except to the extent otherwise provided in a particular Award Agreement, all awards will become fully vested and, with respect to any award that is an option or stock appreciation right, exercisable in full. Each participant will be afforded an opportunity to exercise his or her options or stock appreciation rights immediately prior to the occurrence of the change in control (and conditioned upon the consummation of the change in control) so he or she can participate in the transaction if he or she desires.

Clawback

The Compensation Committee will, in all appropriate circumstances, require reimbursement of any annual incentive payment where: (i) the payment was predicated upon achieving certain financial results that were subsequently the subject of a substantial restatement of Company financial statements filed with the SEC; and (ii) a lower payment would have been made based upon the restated financial results.  In each such instance, the Compensation Committee will, to the extent practicable and in a manner consistent with Section 409A of the Code, seek to recover from the recipient the amount by which his or her incentive payments for the three year period preceding the accounting restatement exceeded the lower payment that would have been made based on the restated financial results.

Amendment and Termination

The Board may amend, suspend or discontinue the 2011 Incentive Plan at any time, except that it may not amend the 2011 Incentive Plan in any way that would adversely affect a recipient with respect to an award previously granted without the consent of the affected recipient. In addition, the Board may not amend the 2011 Incentive Plan without stockholder approval if such approval is then required pursuant to Section 162(m) or 422 of the Code, the regulations promulgated thereunder or the rules of any securities exchange or similar regulatory body.

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U.S. Federal Income Tax Consequences

The following summary is intended only as a general guide to the U.S. federal income tax consequences under current law of equity-based awards that may be granted under the 2011 Incentive Plan.  It does not attempt to describe all possible federal or other tax consequences of participation in the 2011 Incentive Plan or tax consequences based on particular circumstances.

Incentive Stock Options

An optionholder recognizes no taxable income for regular income tax purposes as a result of the grant or exercise of an incentive stock option qualifying under Code Section 422.  However, an optionholder may be subject to the alternative minimum tax if the fair market value of our common stock on the date of exercise exceeds the optionholder’s purchase price for the shares.  Optionholders who neither dispose of their shares within two years following the date the option was granted nor within one year following the exercise of the option will normally recognize a capital gain or loss upon a sale of the shares equal to the difference, if any, between the sale price and the purchase price of the shares.  If an optionholder satisfies such holding periods upon a sale of the shares, we will not be entitled to any deduction for federal income tax purposes.  If an optionholder disposes of shares within two years after the date of grant or within one year after the date of exercise (referred to as a “disqualifying disposition”), the optionholder will normally recognize ordinary income in the tax year during which the disqualifying disposition occurs equal to the lesser of the difference between (i) the fair market value of the shares on the date of exercise and the purchase price of such shares, or (ii) the sales price and the purchase of such shares.  The optionholder will normally also recognize capital gain equal to the difference, if any, between the sales price and the fair market value of such shares on the exercise date.  However, if a loss is recognized on the sale (i.e., the sales price is less than the purchase price of the disposed shares), the optionholder will not recognize any ordinary income and such loss will be a capital loss.  Any ordinary income recognized by the optionholder upon the disqualifying disposition of the shares generally will result in a deduction by us for federal income tax purposes.

Nonstatutory Stock Options

Options not designated or qualifying as incentive stock options will be nonstatutory stock options having no special tax status.  An optionholder generally recognizes no taxable income as the result of the grant of such an option.  Upon exercise of a nonstatutory stock option, the optionee normally recognizes ordinary income in the amount of the difference between the option exercise price and the fair market value of the shares on the exercise date.  If the optionholder is an employee, such ordinary income generally is subject to withholding of income and employment taxes.  Upon the sale of stock acquired by the exercise of a nonstatutory stock option, any gain or loss, based on the difference between the sale price and the fair market value on the exercise date, will be taxed as a capital gain or loss.  No tax deduction is available to us with respect to the grant of a nonstatutory stock option or the sale of the stock acquired pursuant to such grant.  We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the optionholder as a result of the exercise of a nonstatutory stock option.

Restricted Stock; Stock Appreciation Rights

Generally speaking, the grant of restricted stock will not be taxable to the recipient until such time as the stock vests (i.e., the restrictions lapse or are satisfied), unless the recipient makes a special election to treat the stock as vested upon the date of grant.  Upon vesting (or grant, if the special election is made), the recipient will recognize ordinary income in the amount of the difference between the fair market value of the shares and the price paid, if any, for the shares.  We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the recipient, unless the provisions of Section 162(m) of the Code are applicable.

A holder of a stock appreciation right generally recognizes no taxable income as the result of the grant of such right.  Upon exercise of a stock appreciation right, the holder normally recognizes ordinary income in the amount of the difference between the option exercise price and the fair market value of the shares on the exercise date.  If the holder is an employee, such ordinary income generally is subject to withholding of income and employment taxes.  No tax deduction is available to us with respect to the grant of a stock appreciation right.  We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the holder as a result of the exercise of a stock appreciation right.

Other Types of Awards

With respect to other awards under the 2011 Incentive Plan, generally when the participant receives payment with respect to an award, the amount of cash and fair market value of any other property received will be ordinary income to the participant, and we generally will be entitled to a tax deduction in the same amount.

Section 162(m) of the Code

Section 162(m) of the Code precludes a public corporation from taking a deduction for annual compensation in excess of $1.0 million paid to its principal executive officer or any of its three other highest-paid officers (other than the chief financial officer). However, compensation that qualifies under Section 162(m) of the Code as “performance-based” is specifically exempt from the deduction limit. Based on Section 162(m) of the Code and the regulations thereunder, the Company’s ability to deduct compensation income generated in connection with the exercise of stock options or stock appreciation rights granted under the 2011 Incentive Plan should not be limited by Section 162(m) of the Code. Further, the Company believes that compensation income generated in connection with performance stock granted under the 2011 Incentive Plan should not be limited by Section 162(m) of the Code. The 2011 Incentive Plan has been designed to provide flexibility with respect to whether restricted stock awards or other awards will qualify as performance-based compensation under Section 162(m) of the Code and, therefore, be exempt from the deduction limit. If the vesting restrictions relating to any such award are based solely upon the satisfaction of one of the performance goals set forth in the 2011 Incentive Plan, then Company believes that the compensation expense relating to such an award will be deductible by us if the awards become vested. However, compensation expense deductions relating to such awards will be subject to the Section 162(m) deduction limitation if such awards become vested based upon any other criteria set forth in such award.

Plan Benefits

We cannot fully determine at this time the amount or dollar value of benefits to be provided under the 2011 Incentive Plan, other than to note that the Compensation Committee has not granted options contingent on adoption of the 2011 Incentive Plan.

Vote Required

The affirmative vote of a majority of the votes cast on the matter is required to adopt and approve the 2011 Incentive Plan.  Thus, abstentions will not affect the outcome of the vote on the proposal.

Recommendation of the Board

The Board recommends a vote “FOR” the adoption and approval of the 2011 Incentive Plan.

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PROPOSAL NO. 3

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Selection of Independent Registered Public Accounting Firm for Fiscal 2011

The Audit Committee has appointed McGladrey & Pullen LLP (referred to herein as McGladrey) as our independent registered public accounting firm for the fiscal year ending December 31, 2011. Although this appointment does not require ratification, the Board has directed that the appointment of McGladrey be submitted to stockholders for ratification due to the significance of its appointment.  If stockholders do not ratify the appointment of McGladrey as our independent registered public accounting firm for the fiscal year ending December 31, 2011, the Audit Committee will consider the appointment of another independent registered public accounting firm.

Representatives of McGladrey are expected to be present at the Annual Meeting, will have an opportunity to make a statement and will be available to respond to appropriate questions.

J.H. Cohn LLP (“J.H. Cohn”) served as our independent registered public accounting firm for the fiscal year ended December 31, 2010.  A discussion of changes in our independent registered public accounting firm over the past two fiscal years is below.

Change in Independent Registered Public Accounting Firm

On April 29, 2011, we engaged McGladrey as the Company’s new independent registered public accounting firm.  The Company desired to engage an independent registered public accounting firm with offices located near the Company’s headquarters in Orlando, Florida.  The engagement of McGladrey was recommended and approved by the Audit Committee of the Board.

During the two most recent fiscal years and through the date of McGladrey’s engagement, the Company did not consult with McGladrey with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on the Company’s financial statements, or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

On April 25, 2011, the Company dismissed J.H. Cohn as the Company’s independent registered public accounting firm. The dismissal of J.H. Cohn was recommended and approved by the Audit Committee.

The reports of J.H. Cohn on the Company’s financial statements as at and for the fiscal years ended December 31, 2010 and 2009, did not contain any adverse opinion or disclaimer of opinion, nor were the reports qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2010 and 2009, and through the date of dismissal, there were (i) no disagreements between the Company and J.H. Cohn on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to the satisfaction of J.H. Cohn would have caused J.H. Cohn to make reference thereto in connection with its reports on the Company’s financial statements for such years, and (ii) no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

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Fees Billed During Fiscal 2010 and 2009

Audit Fees

The aggregate audit fees billed for the fiscal years ended December 31, 2010 and 2009 by J.H. Cohn  totaled $296,000 and $297,000, respectively. Audit fees include services relating to auditing the Company’s annual financial statements, reviewing the Company’s financial statements included in the Company’s quarterly reports on Form 10-Q, comfort letter procedures related to certain financing arrangements,  and the review of registration statements.

Audit-Related Fees

J.H. Cohn did not render any audit-related services during 2010 or 2009.

Tax Fees

J.H. Cohn did not render any tax services during 2010 or 2009.

All Other Fees

J.H. Cohn did not render any other services during 2010 or 2009.

Pre-Approval Policies and Procedures

The Audit Committee policy and procedures for the pre-approval of audit and non-audit services rendered by our independent registered public accounting firm are reflected in the Audit Committee Charter.  The Audit Committee Charter provides that the Audit Committee shall pre-approve all audit and non-audit services provided by the independent registered public accounting firm and shall not engage the independent registered public accounting firm to perform the specific non-audit services proscribed by law or regulation.  The Audit Committee may delegate pre-approval authority to a member of the Audit Committee.  The decisions of any Audit Committee member to whom pre-approval authority is delegated must be presented to the full Audit Committee at its next scheduled meeting.

If any services other than audit services are rendered by our independent registered public accounting firm, the Audit Committee determines whether such services are compatible with maintaining our independent registered public accounting firm’s independence.

All services performed by our independent registered public accounting firm were pre-approved by the Audit Committee.

Votes Required

The affirmative vote of a majority of the votes cast on the matter is required to ratify the appointment of McGladrey as our independent registered public accounting firm for the fiscal year ending December 31, 2011.  Thus, abstentions will not affect the outcome of the vote on the proposal.

Recommendation of the Board

The Board recommends a vote “FOR” the ratification of the appointment of McGladrey as our independent registered public accounting firm for the fiscal year ending December 31, 2010.

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STOCKHOLDER PROPOSALS

Proposals of stockholders intended to be presented at the 2012 Annual Meeting must be received by the Corporate Secretary, The LGL Group, Inc., 2525 Shader Road, Orlando, Florida 32804, by no later than March 9, 2012, for inclusion in our proxy statement and form of proxy relating to the 2012 Annual Meeting.

Under SEC rules, if we do not receive notice of a stockholder proposal at least 45 days prior to the first anniversary of the date of mailing of the prior year’s proxy statement, then we will be permitted to use our discretionary voting authority when the proposal is raised at the annual meeting, without any discussion of the matter in the proxy statement.  In connection with the 2012 Annual Meeting, if we do not have notice of a stockholder proposal on or before May 23, 2012, we will be permitted to use our discretionary voting authority as outlined above.

Our By-Laws establish procedures for stockholder nominations for elections of directors and bringing other business before any annual meeting or special meeting of stockholders.  Any stockholder entitled to vote generally in the election of directors may nominate one or more persons for election as directors at or properly bring other business before a meeting only if written notice of such stockholder’s intent has been delivered, either by personal delivery or by United States mail, postage prepaid, to the Corporate Secretary at our principal executive offices not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting.  However, in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by us.  In no event must the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a stockholder’s notice as described above.

The stockholder’s notice must set forth (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act and the rules and regulations thereunder (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected) and any additional information reasonably requested by the Board; (b) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (c) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on our books, and of such beneficial owner, (ii) the class and number of shares of the Company that are owned beneficially and of record by such stockholder and such beneficial owner, (iii) all information relating to such stockholder and such beneficial owner that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act and Rule 11a-11 thereunder, and (iv) any additional information reasonably requested by the Board.

Notwithstanding anything in the previous paragraph, in the event that the number of directors to be elected to the Board is increased and there is no public announcement by us naming all of the nominees for director or specifying the size of the increased Board at least 70 days prior to the first anniversary of the preceding year’s annual meeting, a stockholder’s notice required by our By-Laws will also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Corporate Secretary at our principal executive offices not later than the close of business on the 10th day following the day on which such public announcement is first made by us.

We may require any proposed nominee to furnish such other information as may reasonably be required to determine the eligibility of such proposed nominee to serve as a director.  The chairman of the meeting may, if the facts warrant, determine that a nomination was not made in accordance with the foregoing procedure, in which event, the officer will announce that determination to the meeting and the defective nomination will be disregarded.

PROXY SOLICITATION

The solicitation of proxies is made on behalf of the Board, and the cost thereof will be borne by us.  We have employed the firm of Morrow & Co. Inc., 470 West Avenue, 3rd Floor, Stamford, Connecticut, 06902 to assist in this solicitation at a cost of $4,000, plus out-of-pocket expenses.  We will also reimburse brokerage firms and nominees for their expenses in forwarding proxy material to beneficial owners of our common stock.  In addition, our officers and employees (none of whom will receive any compensation therefore in addition to their regular compensation) may solicit proxies.  The solicitation will be made by mail and, in addition, may be made by telegrams, personal interviews and the telephone.

ANNUAL REPORT

Our 2010 Annual Report is being sent with this Proxy Statement to each stockholder.  The 2010 Annual Report is available at www.lglgroupproxy.com.  The 2010 Annual Report, however, is not to be regarded as part of the proxy soliciting material.

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Annex A

THE LGL GROUP, INC.

2011 INCENTIVE PLAN

1.           Purpose.  This 2011 Incentive Plan (the “Plan”) has been adopted by the Board of Directors (the “Board”) of The LGL Group, Inc. (the “Company”), and is effective, subject to the approval of the Company’s stockholders.  The purpose of the Plan is to promote the long-term success of the Company by attracting, motivating and retaining directors, officers, employees, advisors and consultants of, and others providing services to, the Company and its affiliates through the use of competitive incentives that are tied to stockholder value.  The Plan seeks to balance the interest of Plan participants and stockholders by providing incentives in the form of cash bonuses, stock options, restricted stock, performance awards, stock appreciation rights, as well as other stock-based awards relating to the Company’s common stock, $0.01 par value (the “Common Stock”), to be granted under the Plan and consistent with the terms of the Plan (the “Awards”).

2.           Administration.

2.1.           Committee.  The Plan shall be administered by the Compensation Committee (the “Committee”) of the Board.  The Committee shall consist of not less than three directors of the Company who shall be appointed from time to time by the Board.  Each member of the Committee shall be a “non-employee director” within the meaning of Rule 16b-3 of the Exchange Act of 1934, as amended (together with the rules and regulations promulgated thereunder, the “Exchange Act”), and an “outside director” as defined in Treasury Regulations Section 1.162-27(e)(3) under the Internal Revenue Code of 1986, as amended (the “Code”).  The Committee shall have complete authority to determine all provisions of all Awards, to interpret the Plan, and to make any other determination which it believes necessary and advisable for the proper administration of the Plan.  The Committee’s decisions on matters relating to the Plan shall be final and conclusive on the Company and the Participants.  No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Awards granted under the Plan.  The Committee shall also have the authority under the Plan to amend or modify the terms of any outstanding Awards in any manner; provided, however, that the amended or modified terms are permitted by the Plan as then in effect and that any recipient of an Award adversely affected by such amended or modified terms has consented to such amendment or modification.  No amendment or modification to an Award, however, whether pursuant to this Section 2 or any other provisions of the Plan, shall be deemed to be a re-grant of such Award for purposes of the Plan.  If at any time there is no Committee, then for purposes of the Plan, the term “Committee” shall mean the Board.

2.2.           Maximum Term.  The maximum term for any Award shall not exceed 10 years from the date of the grant of such Award, provided, however, in the case of an Incentive Stock Option granted to a Participant who, at the time such Incentive Stock Option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of any affiliate thereof, no such Incentive Stock Option shall be exercisable more than five years after the date such Incentive Stock Option is granted.

3.           Eligible Participants.  Employees of the Company or its subsidiaries (including officers and other employees of the Company or its subsidiaries), directors, consultants, advisors or other independent contractors who provide services to the Company or its subsidiaries (including members of the Company’s scientific advisory board) (the “Participants”) shall become eligible to receive Awards under the Plan when designated by the Committee, provided, however, that Awards of Incentive Stock Options may only be awarded to employees of the Company or its subsidiaries within the meaning of Section 424(f) of the Code.  Participants may be designated individually or by groups or categories (for example, by pay grade) as the Committee deems appropriate.  Participation by officers of the Company or its subsidiaries and any performance objectives relating to such officers must be approved by the Committee.  Participation by others and any performance objectives relating to others may be approved by groups or categories (for example, by pay grade) and authority to designate Participants who are not officers and to set or modify such targets may be delegated to the Company’s executive management.

In selecting Participants, and in determining the type and amount of Awards, the Committee may consider the office or position held by a Participant or the Participant’s relationship to the Company, the Participant’s degree of responsibility for and contribution to the growth and success of the Company, the Participant’s length of service, promotions and potential, and any other factors that the Committee may consider relevant.  Participants may receive multiple Awards under the Plan.

4.           Types of Awards.  Awards under the Plan may be granted in any one or a combination of the following forms:  (a) Incentive Stock Options and Non-Qualified Stock Options (Section 6); (b) restricted stock (Section 7); (c) performance awards (Section 8); and (d) other awards (Section 8).  The terms of an Award shall be evidenced by an agreement entered into by and between the Company and a Participant at the time the Award is granted (which may include an employment agreement or consulting agreement by and between the Company and the Participant) (the “Award Agreement”).  In the event of any inconsistency between the terms of the Award Agreement and the Plan, the terms of the Plan shall govern.  In the event of any inconsistency between the terms of any employment agreement and any other Award Agreement, the terms of the employment agreement shall govern.

5.           Shares Subject to the Plan.

5.1.           Number of Shares.  The number of shares of Common Stock that may be issued under the Plan shall not exceed 500,000 shares of Common Stock, up to all of which may be issued upon exercise of Incentive Stock Options under Section 422 of the Code.  Any shares of Common Stock available for issuance as Incentive Stock Options may be alternatively issued as other types of Awards under the Plan.  Shares of Common Stock that are issued under the Plan or that are subject to outstanding Awards will be applied to reduce the maximum number of shares of Common Stock remaining available for issuance under the Plan.  No Participant may be granted Awards under the Plan with respect to more than 50,000 shares of Common Stock in any year.

5.2.           Cancellation.  Except as otherwise required by Section 162(m) of the Code, in the event that a stock option granted hereunder expires or is terminated or canceled unexercised or unvested as to any shares of Common Stock, such shares may again be issued under the Plan either pursuant to stock options or otherwise.  In the event that shares of Common Stock are issued as restricted stock or as part of another Award and thereafter are forfeited or reacquired by the Company pursuant to rights reserved upon issuance thereof, such forfeited and reacquired shares may again be issued under the Plan, either as restricted stock or otherwise.

6.           Stock Options.  The Committee shall determine for each option the number of shares of Common Stock for which the option is granted, whether the option is to be treated as an Incentive Stock Option or as a Non-Qualified Stock Option and all other terms and conditions of the option not inconsistent with the Plan.  Options granted pursuant to the Plan shall comply with and be subject to the following terms and conditions:

6.1.           Option Price.  The exercise price for each option shall be established in the sole discretion of the Committee, provided it shall not be less than the Fair Market Value of a share of Common Stock on the date of grant, and provided further, that the exercise price per share of an Incentive Stock Option granted to a Participant who, at the time of the grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, within the meaning of Section 422(b)(6) of the Code (a “Ten Percent Owner”), shall be not less than 110% of the Fair Market Value of a share of Common Stock on the date the option is granted.  Notwithstanding the foregoing, an option may be granted by the Committee in its discretion with an exercise price lower than the minimum exercise price set forth above if such option is granted pursuant to an assumption or substitution for another option in a manner qualifying with the provisions of Section 424(a) and 409A of the Code to the extent applicable.  Nothing hereinabove shall require that any such assumption or modification will result in the option having the same characteristics, attributes or tax treatment as the option for which it is substituted.

6.2.           Exercise Period of Options.  The Committee shall have the power to set the time or times within which each option shall be exercisable, or the event or events upon the occurrence of which all or a portion of each option shall be exercisable, and the term of each option; provided, however, that (a) no Incentive Stock Option shall be exercisable after the expiration of 10 years after the date such Incentive Stock Option is granted, and (b) no Incentive Stock Option granted to a Ten Percent Owner shall be exercisable after the expiration of five years after the date such Incentive Stock Option is granted.  Unless otherwise specifically provided in an Award Agreement, an option shall terminate and cease to be exercisable no later than 90 days after the date on which the Participant’s employment with or service to the Company or a subsidiary terminates.  Whether a Participant’s employment has terminated will be determined in accordance with Treasury Regulation Section 1.421-1(h)(2).

6.3.           Payment of Option Price.  Payment of the exercise price for the number of shares being purchased pursuant to any option shall be made in any manner permitted by the Committee, including, but not limited to: (a) payment in cash, (b) by check or cash equivalent, (c) with the consent of the Committee, by delivery or attestation of ownership of a number of shares of Common Stock that have been owned by the Participant for at least six months (or such other period as necessary to prevent an accounting charge) with a Fair Market Value equal to the exercise price, (d) with the consent of the Committee, by delivery of a stock power and instructions to a broker to sell a sufficient number of shares of Common Stock subject to the option to pay such exercise price, (e) such other consideration as the Committee determines is consistent with the Plan and applicable law, or (f) with the consent of the Committee, any combination of the foregoing methods.  Any shares of Common Stock used to exercise options (including shares withheld upon the exercise of an option to pay the exercise price of the option) shall be valued at their Fair Market Value. If the Committee, in its discretion, permits the consideration to be paid through a broker-dealer sale and remittance procedure, the Committee may require the Participant (a) to provide irrevocable written instructions to a designated brokerage firm to effect the immediate sale of a sufficient number of the purchased shares to pay the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate option exercise price payable for the purchased shares and/or all applicable Federal and State income and employment taxes required to be withheld by the Company in connection with such purchase, (b) to provide written directives to the Company to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction, and (c) to provide irrevocable instructions to the brokerage firm to remit such sale proceeds to the Company.

6.4.           $100,000 Limitation.  The aggregate Fair Market Value, determined as of the date on which an Incentive Stock Option is granted, of the shares of Common Stock with respect to which Incentive Stock Options are first exercisable during any calendar year (under the Plan or under any other plan of the Company or a subsidiary within the meaning of Section 424(f) of the Code) by any Participant shall not exceed $100,000 or such other limitation imposed under Section 422 of the Code.  If such limitation would be exceeded with respect to a Participant for a calendar year, the Incentive Stock Option shall be deemed a Non-Qualified Stock Option to the extent of such excess.  If an Incentive Stock Option is accelerated pursuant to Section 9.2, it will be considered first exercisable in the year of the Change in Control.

7.           Restricted Stock.

7.1.           Awards of Restricted Stock.  Restricted shares of Common Stock may be granted under the Plan in such form and on such terms and conditions as the Committee may from time to time approve, including, without limitation, restrictions on the sale, assignment, transfer or other disposition or encumbrance of such shares of Common Stock during the Restricted Period (as defined below) and the requirement that the Participant forfeit such shares back to the Company without any consideration paid by the Company therefor upon failure to satisfy within the Restricted Period the requirements set forth in the Award Agreement.  Restricted stock may be granted alone or in addition to other Awards under the Plan.

7.2.           Restricted Period.  The Committee shall establish the “Restricted Period” with respect to each award of restricted stock.  The Committee may, in its sole discretion, at the time an award of restricted stock is made, prescribe conditions for the lapse or termination of all or a portion of the restrictions upon the satisfaction prior to the expiration of the Restricted Period of the requirements set forth in the Award Agreement.  The Committee also may, in its sole discretion, shorten or terminate the Restricted Period or waive any conditions for the lapse or termination of restrictions with respect to all or any portion of the restricted stock.

Except as otherwise provided in an Award Agreement, a Participant shall cease vesting in all or any portion of a restricted stock award as of the date his employment with or service to the Company or a subsidiary terminates, for whatever reason, and any shares of restricted stock that are not vested as of such date shall be forfeited; provided the Committee may, in its discretion, provide that a Participant whose employment with or service to the Company terminates for any reason (including as a result of death or disability) and/or following a Change in Control, may vest in all or any portion of his restricted stock award.  Any restricted stock award not so vested shall be forfeited.

7.3.           Rights of Holders of Restricted Stock.  Except as otherwise provided in the Award Agreement or except as otherwise provided in the Plan, the Participant shall be the owner of the restricted stock and shall have all the rights of a stockholder, including the right to receive dividends paid on such restricted stock and the right to vote such restricted stock.

7.4.           Delivery of Restricted Stock.  Restricted stock awarded to a Participant under the Plan may be held under the Participant’s name in a book entry account maintained by the Company or, if not so held, stock certificates for restricted stock awarded pursuant to the Plan may be registered in the name of the Participant and issued and deposited, together with a stock power endorsed in blank, with the Company or an agent appointed by the Company and shall bear an appropriate legend restricting the transferability thereof.  Subject to Section 10.4 below, a Participant shall be entitled to delivery of stock certificates only when he or she becomes vested in accordance with the terms of his or her restricted stock award.

8.           Performance Awards and Other Awards.

8.1.           Performance Awards.  The Committee is authorized, in its sole discretion, to grant performance awards to Participants on the following terms and conditions:

(a)           Awards and Conditions.  A performance award shall confer upon the Participant rights, valued as determined by the Committee, and payable to, or exercisable by, the Participant to whom the performance award is granted, in whole or in part, as determined by the Committee, conditioned upon the achievement of performance criteria determined by the Committee.  Performance goals established by the Committee may be based on objectively determinable performance goals selected by the Committee that apply to an individual or group of individuals, or the Company as a whole, over such a performance period as the Committee may designate.  The performance goals may be based on one or more of the following criteria: EBITDA, stock price, earnings per share, net earnings, operating or other earnings, profits, revenues, net cash flow, financial return ratios, return on assets, stockholder return, return on equity, growth in assets, market share or strategic business criteria consisting of one or more objectives based on meeting specified revenue goals, market penetration goals, geographic business expansion goals or goals relating to acquisitions or strategic partnerships.  “EBITDA” means earnings before interest, taxes, depreciation and amortization.  Performance goals need not be based on an increase or positive result.  Performance goals need not be based on financial criteria and may reflect such other goals as the Committee deems appropriate.

(b)           Other Terms.  A performance award may be payable in cash, shares of Common Stock, other Awards, or any combination thereof, and shall have such other terms as shall be determined by the Committee.

(c)           Annual Awards.  The Committee may determine to grant performance awards on an annual basis and in connection therewith may set performance goals, both personal and Company-related, and determine the form of such awards.

(d)           Performance-Based Awards.  Performance awards, as well as restricted stock with performance-based vesting provisions, and certain other Awards subject to performance criteria, intended to be “qualified performance-based compensation” within the meaning of Section 162(m) of the Code, shall be paid solely on account of the attainment of one or more pre-established, objective performance goals within the meaning of Section 162(m) and the regulations thereunder.

The payout of any such Award to a Participant may be reduced, but not increased, based on the degree of attainment of performance criteria, or otherwise at the discretion of the Committee, as may be provided in the Award Agreement.

8.2.           Stock Appreciation Rights.  The Committee is authorized, in its sole discretion, to grant stock appreciation rights to Participants on the following terms and conditions:

(a)           Right to Payment.  A stock appreciation right shall confer on the Participant to whom it is granted a right to receive payment in cash or shares of Common Stock (at the discretion of the Committee), upon exercise of a stock appreciation right, an amount equal to the excess of (i) the Fair Market Value of one share of Common Stock on the date of exercise (or, if the Committee shall so determine in the case of any such right, other than one related to an Incentive Stock Option, the Fair Market Value of one share of Common Stock at any time during a specified period before or after the date of exercise or a Change in Control) over (ii) the grant price of the stock appreciation right as determined by the Committee as of the date of grant of the stock appreciation right.

(b)           Other Terms.  The Committee shall determine the time or times at which a stock appreciation right may be exercised in whole or in part, the method of exercise, method of settlement, form of consideration payable in settlement, method by which shares (if any) will be delivered or deemed to be delivered to Participants, and any other terms and conditions of any stock appreciation right.  Such stock appreciation right shall be evidenced by an Award Agreement in such form as the Committee shall from time to time approve.

8.3.           Bonus and Other Stock-Based Awards.  The Committee is authorized, in its sole discretion, to grant to Participants such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of Common Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including without limitation, shares of Common Stock awarded purely as a “bonus” and not subject to any restrictions or conditions, convertible or exchangeable debt securities, other rights convertible or exchangeable into shares of Common Stock, purchase rights, and Awards valued by reference to the value of shares of Common Stock or the value of securities of or the performance of the Company.  The Committee shall determine the terms and conditions of such Awards, which may include performance criteria.  Shares delivered pursuant to an Award in the nature of a purchase right granted under this Section 8.3 shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, cash, shares of Common Stock, other Awards, or other property, as the Committee shall determine.

9.           Change in Control.

9.1.           Definition.  For purposes of this Section 9, a “Change in Control” means, except as otherwise provided in any Award Agreement of a Participant:

(a)           the merger or consolidation of the Company into another entity unless the stockholders of the Company immediately prior to such merger or consolidation own, directly or indirectly, more than 50% of the total combined voting power of the surviving entity’s outstanding securities immediately after such merger or consolidation;

(b)           the sale, transfer or other disposition of all or substantially all of the assets of the Company other than to a person that directly or indirectly controls, is controlled by or is under common control with the Company prior to such disposition;

(c)           the liquidation or dissolution of the Company other than in connection with the merger or consolidation of the Company with and into another entity if stockholders of the Company immediately prior to such merger or consolidation own, directly or indirectly, more than 50% of the total combined voting power of the surviving entity’s outstanding securities immediately after such merger or consolidation;

(d)           the acquisition, directly or indirectly, by any person or related group of persons (other than the Company, a person that directly or indirectly controls or is controlled by or is under common control with the Company) of the beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities possessing more than 50% of the total combined voting power of the Company’s outstanding securities; or

(e)           a majority of the Board ceasing to comprise “Incumbent Directors.”  For the purposes hereof, Incumbent Directors means the individuals who, as of the date of adoption of the Plan by the Board, are directors of the Company, and any individual becoming a director subsequent to such date whose election or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds of then Incumbent Directors (either by a specific vote or by approval of the Company’s proxy statement in which such person is named as a nominee for director, without objection to such nomination); provided, however, that an individual shall not be an Incumbent Director if such individual’s election occurs as a result of an actual or threatened election contest (as described in Rule 14a-12(c) under the Exchange Act) with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents on behalf of anyone other than the Board.

9.2.           Effect of Change in Control Transactions.  Upon the occurrence of a Change in Control, except to the extent otherwise provided in a particular Participant’s Award Agreement, all Awards shall become fully vested and, with respect to any Award that is an option or stock appreciation right, exercisable in full.  Each Participant will be afforded an opportunity to exercise his or her options or stock appreciation rights immediately prior to the occurrence of the Change in Control (and conditioned upon the consummation of the Change in Control) so he or she can participate in the transaction if he or she desires.

10.           General.

10.1.           Effective Date.  The Plan will become effective upon its approval by the Board, except that the Plan will automatically terminate if it is not approved by the Company’s stockholders within one year after its approval by the Board.

10.2.           Term.  No Awards may be granted under the Plan after the tenth anniversary of the date the Plan is approved by the stockholders of the Company.

10.3.           Non-transferability of Awards.  Except, in the event of the Participant’s death, by will or the laws of descent and distribution to the limited extent provided in the Plan or the Award Agreement, unless approved by the Committee, no stock option, restricted stock, performance award or other Award may be transferred, pledged or assigned by the holder thereof, either voluntarily or involuntarily, directly or indirectly, by operation of law or otherwise except for a qualified domestic relations order, and the Company shall not be required to recognize any attempted assignment of such rights by any Participant.  During a Participant’s lifetime, an Award may be exercised only by him or her or by his or her guardian or legal representative.

10.4.           Additional Conditions.  Notwithstanding anything in the Plan to the contrary: (a) the Company may, if it shall determine it necessary or desirable for any reason, at the time of award of any Award or the issuance of any shares of Common Stock pursuant to any Award, require the recipient of the Award, as a condition to the receipt thereof or to the receipt of shares of Common Stock issued pursuant thereto, to deliver to the Company a written representation of present intention to acquire the Award or the shares of Common Stock issued pursuant thereto for his or her own account for investment and not for distribution; and (b) if at any time the Company further determines, in its sole discretion, that the listing, registration or qualification (or any updating of any such document) of any Award or the shares of Common Stock issuable pursuant thereto is necessary on any securities exchange or under any federal or state securities or blue sky law, or that the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with the award of any Award, the issuance of shares of Common Stock pursuant thereto, or the removal of any restrictions imposed on such shares, such Award shall not be awarded or such shares of Common Stock shall not be issued or such restrictions shall not be removed, as the case may be, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company.  Notwithstanding any other provision of the Plan or any agreements entered into pursuant to the Plan, the Company will not be required to issue any shares of Common Stock under the Plan, and a Participant may not sell, assign, transfer or otherwise dispose of shares of Common Stock issued pursuant to any Awards granted under the Plan, unless (a) there is in effect with respect to such shares a registration statement under the Securities Act of 1933, as amended (the “Securities Act”), and any applicable state or foreign securities laws or an exemption from such registration under the Securities Act and applicable state or foreign securities laws, and (b) there has been obtained any other consent, approval or permit from any other regulatory body which the Committee, in its sole discretion, deems necessary or advisable.  The Company may condition such issuance, sale or transfer upon the receipt of any representations or agreements from the parties involved, and the placement of any legends on certificates representing shares of Common Stock, as may be deemed necessary or advisable by the Company in order to comply with such securities law or other restrictions.  The Committee may restrict the rights of Participants to the extent necessary to comply with Section 16(b) of the Exchange Act, the Code or any other applicable law or regulation. The grant of an Award pursuant to the Plan shall not limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, exchange or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

10.5.           Incentive Plans and Agreements.  The terms of each Award shall be stated in a plan or Award Agreement approved by the Committee.  The Committee may also determine to enter into agreements with holders of options to reclassify or convert certain outstanding options, within the terms of the Plan, as Incentive Stock Options or as Non-Qualified Stock Options.

10.6.           Withholding.

(a)           The Company shall have the right to (i) withhold and deduct from any payments made under the Plan or from future wages of the Participant (or from other amounts that may be due and owing to the Participant from the Company or a subsidiary of the Company in a manner consistent with Section 409A of the Code), or make other arrangements for the collection of, all legally required amounts necessary to satisfy any and all foreign, federal, state and local withholding and employment-related tax requirements attributable to an Award, or (ii) require the Participant promptly to remit the amount of such withholding to the Company before taking any action, including issuing any shares of Common Stock, with respect to an Award.  At any time when a Participant is required to pay to the Company an amount required to be withheld under applicable income tax laws in connection with a distribution of Common Stock or upon exercise of an option, the Participant, with the prior consent of the Committee, may satisfy this obligation in whole or in part by electing to have the Company withhold from the distribution shares of Common Stock having a value up to the minimum amount required to be withheld.  The value of the shares to be withheld shall be based on the Fair Market Value of the Common Stock on the date that the amount of tax to be withheld shall be determined.

(b)           If the option granted to a Participant hereunder is an Incentive Stock Option, and if the Participant sells or otherwise disposes of any of the shares of Common Stock acquired pursuant to the Incentive Stock Option on or before the later of (i) the date two years after the date of grant, or (ii) the date one year after the date of exercise, the Participant shall immediately notify the Company in writing of such disposition.

10.7.           No Continued Employment, Engagement or Right to Corporate Assets.  No Participant under the Plan shall have any right, because of his or her participation in the Plan, to continue in the employ of the Company for any period of time or to any right to continue his or her present or any other rate of compensation.  Nothing contained in the Plan shall be construed as giving an employee, consultant, such persons’ beneficiaries or any other person any equity or interests of any kind in the assets of the Company or creating a trust of any kind or a fiduciary relationship of any kind between the Company and any such person.

10.8.           Amendment of the Plan.  The Board may amend, suspend or discontinue the Plan at any time; provided, however, that no amendments to the Plan will be effective without approval of the stockholders of the Company if stockholder approval of the amendment is then required pursuant to Section 422 or Section 162(m) of the Code, the regulations promulgated thereunder or the rules of any securities exchange or similar regulatory body.  Except as provided in Section 10.15, no termination, suspension or amendment of the Plan may adversely affect any outstanding Award without the consent of the affected Participant or his or her beneficiary; provided, however, that this sentence will not impair the right of the Committee to take whatever action it deems appropriate under the Plan.

10.9.           Definition of Fair Market Value. For purposes of the Plan, the “Fair Market Value” of a share of Common Stock at a specified date means, so long as the Common Stock is traded on a nationally recognized securities exchange or automated dealer quotation system, the closing price of the Common Stock on that day.  If the Common Stock is not traded on such an exchange or system and is traded solely on the over-the-counter market, the Fair Market Value shall be the average of the closing bid and asked prices for that day.  If the Common Stock is not publically traded, then Fair Market Value shall mean the value assigned to a share for a given day by the Committee in good faith in the exercise of its reasonable discretion and in a manner consistent with Code Section 409A.

10.10.           Breach of Confidentiality, Assignment of Inventions, or Non-Compete Agreements.  Notwithstanding anything in the Plan to the contrary, in the event that a Participant materially breaches the terms of any confidentiality, assignment of inventions, or non-compete agreement entered into with the Company or any subsidiary of the Company, whether such breach occurs before or after termination of such Participant’s employment with or service to the Company or any subsidiary, the Committee in its sole discretion may immediately terminate all rights of the Participant under the Plan and any agreements evidencing an Award then held by the Participant, whether or not vested, without notice of any kind.  To the extent that any Participant has been paid in cash, the Company may seek to recover such payment.

10.11.           Governing Law.  The validity, construction, interpretation, administration and effect of the Plan and any rules, regulations and actions relating to the Plan will be governed by and construed in a manner consistent with Code Section 409A and exclusively in accordance with the laws of the State of Delaware, notwithstanding the conflicts of laws principles of any jurisdictions.

10.12.           Successors and Assigns.  The Plan will be binding upon and inure to the benefit of the successors and permitted assigns of the Company and the Participants.

10.13.           Nature of Payments.  Awards shall be special incentive payments to the Participants and shall not be taken into account in computing the amount of salary or compensation of a Participant for purposes of determining any pension, retirement, death or other benefit under (a) any pension, retirement, profit-sharing, bonus, insurance or other employee benefit plan of the Company or any subsidiary or (b) any agreement between the Company or any subsidiary and a Participant, except as such plan or agreement shall otherwise expressly provide.

10.14.           Non-Uniform Determinations.  The Committee’s determinations under the Plan need not be uniform and may be made by the Committee selectively among persons who receive, or are eligible to receive, Awards, whether or not such persons are similarly situated.  Without limiting the generality of the foregoing, the Committee shall be entitled to enter into non-uniform and selective Award agreements as to (a) the identity of the Participants, (b) the terms and provisions of Awards and (c) the treatment of terminations of employment or service.

10.15.           Rule 409A.  It is the intention of the Board that the Plan comply strictly with the provisions of Code Section 409A to the extent feasible and the Committee shall exercise its discretion in granting Awards hereunder (and the terms of such Award grants), accordingly.  The Plan and any grant of an Award hereunder may be amended from time to time without the consent of the participant as may be necessary or appropriate to comply with the Code Section 409A.

10.16.           Clawback.  The Committee shall, in all appropriate circumstances, require reimbursement of any annual incentive payment including Incentive Stock Options and Non-Qualified Stock Option to a Participant where: (i) the payment was predicated upon achieving certain financial results that were subsequently the subject of a substantial restatement of Company financial statements filed with the U.S. Securities and Exchange Commission; and (ii) a lower payment would have been made to the Participant based upon the restated financial results.  In each such instance, the Committee shall, to the extent practicable and in a manner consistent with Section 409A of the Code, seek to recover from the individual Participant the amount by which the individual Participant’s incentive payments for the three year period preceding the accounting restatement exceeded the lower payment that would have been made based on the restated financial results.

10.17.           Adjustment.  In the event of any recapitalization, reclassification, stock dividend, stock split, combination of shares or other similar change in the corporate structure of the Company or capitalization of the Company, the exercise price of an outstanding Award and the number of shares of Common Stock then subject to the Plan, and the maximum number of shares with respect to which Awards may be granted in any year, including shares subject to restrictions, options or achievements of performance shares, shall be adjusted in proportion to the change in outstanding shares of Common Stock in order to prevent dilution or enlargement of the rights of the Participants.  In the event of any such adjustments, the purchase price of any option, the performance objectives of any Award, and the shares of Common Stock issuable pursuant to any Award shall be adjusted as and to the extent appropriate, in the discretion of the Committee, to provide Participants with the same relative rights before and after such adjustment.  The adjustments described above will be made in a manner consistent with Section 162(m) and Section 409A of the Code.

10.18.           Reservation of Shares.  The Company, during the term of the Plan, will at all times reserve and keep available such number of shares of Common Stock as shall be sufficient to satisfy the requirements of the Plan.

Important Notice Regarding the Availability of Proxy Materials for The LGL Group, Inc.’s 2011 Annual Meeting of Stockholders to be Held on August 4, 2011.  The Proxy Statement and the 2010 Annual Report are available at http://www.lglgroupproxy.com.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

THE LGL GROUP, INC.

Proxy -- Annual Meeting of Stockholders August 4, 2011

The undersigned, a stockholder of The LGL Group, Inc., a Delaware corporation (the “Company”), does hereby appoint Patrick J. Guarino and R. LaDuane Clifton, and each of them, the true and lawful attorneys and proxies with full power of substitution, for and in the name, place and stead of the undersigned, to vote all of the shares of common stock of the Company that the undersigned would be entitled to vote if personally present at the 2011 Annual Meeting of Stockholders of the Company to be held at The Union League Club, 38 East 37th Street, New York, NY 10016, on Thursday, August 4, 2011, at 9:00 a.m., local time, or at any adjournment or adjournments thereof.

(Continued and to be marked, dated and signed, on the other side)

Address Change/Comments (Mark the corresponding box on the reverse side)

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH ANY DIRECTIONS HERE BELOW GIVEN. UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS, FOR THE ADOPTION AND APPROVAL OF THE 2011 INCENTIVE PLAN AND FOR THE RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

	FOR ALL	WITHHOLD FOR ALL	*EXCEPTIONS	FOR	AGAINST	ABSTAIN
1. ELECTION OF DIRECTORS			
2. ADOPTION AND APPROVAL OF THE 2011 INCENTIVE PLAN.

3. RATIFICATION OF THE APPOINTMENT OF McGLADREY AND PULLEN LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2011.

				 	 	 
The election of

01 – James Abel
02 – Michael Chiu
03 – Vincent Enright
04 – Timothy Foufas
05 – Marc Gabelli
06 – Patrick J. Guarino
07 – Manjit Kalha
08 – Paul Kaminski

to the Board of Directors, to serve until the 2012 Annual Meeting of Stockholders and until their respective successors are duly elected and qualify.

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the “Exceptions” box above and write that nominee’s name in the space provided below.)

*Exceptions ______________________________

The undersigned hereby revokes any proxy or proxies heretofore given, and ratifies and confirms all that the proxies appointed hereby, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Mark Here for
Address Change  
or Comments
SEE REVERSE

NOTE: Please sign exactly as your name or names appear hereon. When signing as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which signing. When signing as joint tenants, all parties in the joint tenancy must sign. When a proxy is given by a corporation, it should be signed with full corporate name by a duly authorized officer.

Signature	Signature	Date